UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-2538
                                   ---------------------------------------------

                     Touchstone Investment Trust
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

         303 Broadway, Cincinnati, Ohio 45202
--------------------------------------------------------------------------------
         (Address of principal executive offices)             (Zip code)

             Jill T. McGruder, 303 Broadway, Cincinnati, Ohio 45202
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code:  (513) 362-8000
                                                   -----------------------------

Date of fiscal year end:   9/30/06
                        --------------------

Date of reporting period:  9/30/06
                         -------------------

      Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

      A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F. Street, N.E, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1.  REPORTS TO STOCKHOLDERS.

Annual Report

--------------------------------------------------------------------------------
                                                              SEPTEMBER 30, 2006

Annual Report
--------------------------------------------------------------------------------

Touchstone Core Bond Fund

Touchstone High Yield Fund

Touchstone Institutional Money Market Fund

Touchstone Money Market Fund

Touchstone U.S. Government Money Market Fund

--------------------------------------------------------------------------------

[LOGO] TOUCHSTONE INVESTMENTS

--------------------------------------------------------------------------------
Table of Contents
--------------------------------------------------------------------------------

                                                                         Page
--------------------------------------------------------------------------------

Letter from the President                                                   3
--------------------------------------------------------------------------------
Management's Discussion of Fund Performance                               4-7
--------------------------------------------------------------------------------
Tabular Presentation of Portfolios of Investments                           8
--------------------------------------------------------------------------------
Statements of Assets and Liabilities                                     9-10
--------------------------------------------------------------------------------
Statements of Operations                                                11-12
--------------------------------------------------------------------------------
Statements of Changes in Net Assets                                     13-14
--------------------------------------------------------------------------------
Financial Highlights                                                    15-19
--------------------------------------------------------------------------------
Notes to Financial Statements                                           20-30
--------------------------------------------------------------------------------
Portfolios of Investments:
--------------------------------------------------------------------------------
     Core Bond Fund                                                     31-34
--------------------------------------------------------------------------------
     High Yield Fund                                                    35-38
--------------------------------------------------------------------------------
     Institutional Money Market Fund                                    39-43
--------------------------------------------------------------------------------
     Money Market Fund                                                  44-48
--------------------------------------------------------------------------------
     U.S. Government Money Market Fund                                  49-50
--------------------------------------------------------------------------------
Notes to Portfolios of Investments                                         51
--------------------------------------------------------------------------------
Report of Independent Registered Public Accounting Firm                    52
--------------------------------------------------------------------------------
Other Items                                                             53-54
--------------------------------------------------------------------------------
Management of the Trust                                                 55-58
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Letter from the President
--------------------------------------------------------------------------------

Dear Fellow Shareholders,

Enclosed is the Touchstone Investment Trust Annual Report. Inside you will find key financial information and manager commentaries for the twelve months ended September 30, 2006.

During most of the year the Federal Reserve continued its stretch of 17 interest rate increases, raising the Federal Funds rate to its current rate of 5.25%, before taking a breather in June.

Historically, the high yield market has been the least interest rate sensitive, and therefore has outperformed most of the major fixed income asset classes in each of the last four rising interest environments. For the fiscal year, high yield bonds continued their relative outperformance of investment grade bonds.

Money market fund rates continued their upward climb as short-term rates increased. They remain an excellent place to earn current income while adding stability and liquidity to an investment portfolio.

As we look back on the previous year, the U.S. economy grew at a moderating rate as the effect of Federal Reserve Board rate hikes spread. Short-term consumer and business borrowing costs have moved in stride with the Fed changes, as economic growth has moderated. Uncertainties about future rate increases remain as analysts are watchful of the Fed's views of inflation, the housing and job markets and other key economic indicators.

We continue to believe that fixed income investing will remain an important asset class. We recommend that you continue to focus on a sound asset allocation strategy and emphasize the importance of considering the long-term composition of your portfolio.

Touchstone offers a diverse selection of investment solutions to help you attain your financial goals. Please contact your investment professional or visit www.touchstoneinvestments.com for more information.

We greatly appreciate your continued support. Thank you for including Touchstone as an integral part of your investment plan.

Sincerely,

/s/ Jill T. McGruder

Jill T. McGruder
President
Touchstone Investment Trust

--------------------------------------------------------------------------------
Management's Discussion of Fund Performance  (Unaudited)
--------------------------------------------------------------------------------

TOUCHSTONE CORE BOND FUND

SUB-ADVISED BY FORT WASHINGTON INVESTMENT ADVISORS, INC.

INVESTMENT PHILOSOPHY & PROCESS

The Touchstone Core Bond Fund seeks to provide a high level of current income by primarily investing in investment grade debt securities. Capital appreciation is a secondary objective. In deciding what securities to buy and sell, the overall investment opportunities and risks in different sectors of the debt securities market are analyzed, focusing on maximizing total return while minimizing volatility. A disciplined sector allocation process is followed in order to build a diversified portfolio.

FUND PERFORMANCE & POSITIONING

The total return of the Touchstone Core Bond Fund was 3.08% for the fiscal year ended September 30, 2006. The total return of the Lehman Brothers U.S. Aggregate Index was 3.66% for the same period.

The Fund benefited from a defensive interest rate position early in the period and a slightly more aggressive one late in the period. The Fund's corporate bond weight, which shifted several times during the period, had little impact on relative performance. A bias towards high-quality issues contributed to performance, as well as an overweight in mortgage-backed securities. Security selection in corporate bonds and mortgage-backed securities also contributed to performance. Despite the positive influence of these factors, the extent of the bond market moves relative to the Fund's positions did not provide enough relative value opportunities for overall performance to exceed the benchmark.

Interest rates rose steadily through most of the period before declining during the last quarter as inflation concerns eased and fears of economic slowdown took hold. Following a surge in oil prices and bond yields in the first half of this year, markets made an abrupt about face in the third quarter: Oil prices fell significantly from the previous high while bond yields declined to a six-month low. Bond investors, who previously thought the Federal Reserve was poised to tighten monetary policy further, now expect the next move to be an easing.

However, economic developments and market signals paint a mixed picture about the economy's prospects. In our view, the most likely outcome is a "soft landing" that will keep the Federal Reserve on hold for a prolonged period. If so, we would expect bond yields to retrace some of their recent decline, as investors realize the Fed is not likely to ease policy anytime soon. At the same time, the reduction of inflation risks makes it more likely that interest rates have peaked.

Given this interest rate environment, we have positioned the fund somewhat defensively. We anticipate a steeper yield curve as the Fed nears the end of its tightening cycle and believe that the Fund is positioned to take advantage of this shift. In addition, the Fund holds TIPS (Treasury Inflation Protected Securities), which will perform well if inflation moves higher. We are also concerned about event risk in corporate bonds therefore the Fund currently has a neutral weighing in the category with a high-quality bias. Our outlook for mortgage-backed securities remains positive based on the anticipated low volatility of interest rates.

        COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE
             CORE BOND FUND* AND THE LEHMAN BROTHERS AGGREGATE INDEX

------------------------------------------
              CORE BOND FUND
      AVERAGE ANNUAL TOTAL RETURNS**
      ------------------------------
            1 YEAR     5 YEARS    10 YEARS
CLASS A     (1.84%)     2.71%      4.71%
CLASS C      2.35%      2.94%      4.26%
------------------------------------------

  [THE FOLLOWING INFORMATION APPEARS AS A LINE CHART IN THE PRINTED MATERIAL]

LEHMAN BROTHERS AGGREGATE INDEX           CORE BOND FUND - CLASS A
-------------------------------           ------------------------

     09/30/96        10,000                09/30/96        9,525
     12/31/96        10,300                12/31/96        9,794
     03/31/97        10,242                03/31/97        9,760
     06/30/97        10,619                06/30/97       10,074
     09/30/97        10,971                09/30/97       10,397
     12/31/97        11,294                12/31/97       10,509
     03/31/98        11,470                03/31/98       10,725
     06/30/98        11,738                06/30/98       10,955
     09/30/98        12,234                09/30/98       11,252
     12/31/98        12,275                12/31/98       11,408
     03/31/99        12,215                03/31/99       11,325
     06/30/99        12,107                06/30/99       11,218
     09/30/99        12,189                09/30/99       11,253
     12/31/99        12,175                12/31/99       11,216
     03/31/00        12,443                03/31/00       11,329
     06/30/00        12,660                06/30/00       11,528
     09/30/00        13,042                09/30/00       11,833
     12/31/00        13,590                12/31/00       12,306
     03/31/01        14,002                03/31/01       12,622
     06/30/01        14,081                06/30/01       12,616
     09/30/01        14,731                09/30/01       13,206
     12/31/01        14,737                12/31/01       13,124
     03/31/02        14,751                03/31/02       13,103
     06/30/02        15,296                06/30/02       13,568
     09/30/02        15,997                09/30/02       14,086
     12/31/02        16,249                12/31/02       14,271
     03/31/03        16,475                03/31/03       14,471
     06/30/03        16,887                06/30/03       14,744
     09/30/03        16,863                09/30/03       14,693
     12/31/03        16,916                12/31/03       14,735
     03/31/04        17,366                03/31/04       15,040
     06/30/04        16,941                06/30/04       14,706
     09/30/04        17,483                09/30/04       15,070
     12/31/04        17,649                12/31/04       15,181
     03/31/05        17,564                03/31/05       15,107
     06/30/05        18,093                06/30/05       15,472
     09/30/05        17,972                09/30/05       15,372
     12/31/05        18,078                12/31/05       15,419
     03/31/06        17,960                03/31/06       15,310
     06/30/06        17,946                06/30/06       15,275
     09/30/06        18,629                09/30/06       15,844

           Past performance is not predictive of future performance.

* The chart above represents the performance of Class A shares only, which will vary from the performance of Class C shares based on the difference in loads and fees paid by shareholders in the different classes. Fund commenced operations on October 3, 1994.

** The average annual total returns shown above are adjusted for maximum applicable sales charge.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

--------------------------------------------------------------------------------
Management's Discussion of Fund Performance  (Unaudited)
--------------------------------------------------------------------------------

TOUCHSTONE HIGH YIELD FUND

SUB-ADVISED BY FORT WASHINGTON INVESTMENT ADVISORS, INC.

INVESTMENT PHILOSOPHY & PROCESS

The Touchstone High Yield Fund seeks high current income and capital appreciation by primarily investing in non-investment grade securities. The Fund emphasizes the higher-quality segment of the high yield market. It utilizes a research process designed to maximize risk-adjusted returns by avoiding lower-rated securities.

FUND PERFORMANCE & POSITIONING

The total return of the Touchstone High Yield Fund was 4.61% for the fiscal year ended September 30, 2006. The total return of the Merrill Lynch High Yield Master Index was 7.90% for the same period.

The Fund underperformed its benchmark due to its higher-quality bias as well as certain industry allocation decisions. Allocation decisions that adversely affected performance include an underweight in the Cable/Satellite TV and Automotive industries and an overweight in the Utilities, Health Care, Home Building and Energy industries.

In addition to lower-quality securities, the Automotive industry, comprised primarily of the two largest issuers in the High Yield market, contributed to Index performance. We continue to believe, however, that the Index weights of Ford and General Motors represent imprudent allocations to two volatile and highly correlated issuers. Consistent with the underperformance of higher-quality securities, some of the more stable sectors materially underperformed. Utilities, Energy and Health Care were among the largest detractors from performance during the year.

The macroeconomic environment remains reasonably accommodative for the High Yield market. Bond investors, who previously thought the Federal Reserve was poised to tighten monetary policy further, now expect the next move to be an easing.

However, economic developments and market signals paint a mixed picture about the economy's prospects. In our view, the most likely outcome is a "soft landing" that will keep the Federal Reserve on hold for a prolonged period. If so, we would expect bond yields to retrace some of their recent decline, as investors realize the Fed is not likely to ease policy anytime soon. At the same time, the reduction of inflation risks makes it more likely that interest rates have peaked.

We continue to believe that High Yield valuations are fair given our outlook for the economy and default rates. Although spreads are tighter than average, the prospect for defaults is also much lower than average. Anticipated supply could result in a slight increase in volatility going forward. Regardless, we believe the market currently offers adequate compensation for such volatility given our current outlook.

We will continue to construct the Fund's portfolio to exhibit less volatility than the broad market and deliver attractive risk-adjusted returns. The Fund's strategy seeks performance over a full cycle with focus on protecting principal in down markets; we continue to believe that this investment approach will outperform over the long term.

        COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE
         HIGH YIELD FUND* AND THE MERRILL LYNCH HIGH YIELD MASTER INDEX

-----------------------------------------------------
                  HIGH YIELD FUND
           AVERAGE ANNUAL TOTAL RETURNS**
           ------------------------------
             1 YEAR     5 YEARS    SINCE INCEPTION***
CLASS A    (0.37)%       7.70%           6.40%
CLASS B      0.06%       7.80%           6.31%
CLASS C      3.94%       7.95%           6.55%
-----------------------------------------------------

  [THE FOLLOWING INFORMATION APPEARS AS A LINE CHART IN THE PRINTED MATERIAL]

         MERRILL LYNCH
    HIGH YIELD MASTER INDEX               HIGH YIELD FUND - CLASS A
--------------------------------        ------------------------------

     05/01/00        10,000                05/01/00         9,525
     05/31/00         9,896                05/31/00         9,512
     06/30/00        10,065                06/30/00         9,661
     09/30/00        10,201                09/30/00         9,926
     12/31/00         9,800                12/31/00         9,761
     03/31/01        10,409                03/31/01        10,181
     06/30/01        10,277                06/30/01        10,063
     09/30/01         9,862                09/30/01         9,793
     12/31/01        10,408                12/31/01        10,267
     03/31/02        10,612                03/31/02        10,557
     06/30/02         9,960                06/30/02        10,439
     09/30/02         9,645                09/30/02        10,038
     12/31/02        10,289                12/31/02        10,667
     03/31/03        10,999                03/31/03        11,080
     06/30/03        12,062                06/30/03        12,020
     09/30/03        12,367                09/30/03        12,206
     12/31/03        13,090                12/31/03        12,751
     03/31/04        13,382                03/31/04        13,006
     06/30/04        13,264                06/30/04        12,889
     09/30/04        13,880                09/30/04        13,461
     12/31/04        14,499                12/31/04        13,951
     03/31/05        14,291                03/31/05        13,713
     06/30/05        14,676                06/30/05        14,086
     09/30/05        14,809                09/30/05        14,238
     12/31/05        14,909                12/31/05        14,403
     03/31/06        15,335                03/31/06        14,666
     06/30/06        15,358                06/30/06        14,454
     09/30/06        15,979                09/30/06        14,892

           Past performance is not predictive of future performance.


* The chart above represents the performance of Class A shares only, which will vary from the performance of Class B and Class C shares based on the difference in loads and fees paid by shareholders in the different classes.

** The average annual total returns shown above are adjusted for maximum applicable sales charge.

*** Class A, Class B and Class C shares commenced operations on May 1, 2000, May 1, 2001 and May 23, 2000, respectively.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

--------------------------------------------------------------------------------
Tabular Presentation of Portfolios of Investments
As of September 30, 2006  (Unaudited)
--------------------------------------------------------------------------------

The illustrations below provide each Fund's sector allocation. We hope it will be useful to shareholders as it summarizes key information about each Fund's investments.

CORE BOND FUND
--------------------------------------------------------

CREDIT ANALYSIS          (% OF INVESTMENT SECURITIES)
U.S. Treasury                                    10.7
U.S. Agency                                      33.8
AAA/Aaa                                          26.2
AA/Aa                                             2.6
A/A                                              12.8
BBB/Baa                                          11.3
Other                                             2.6
                                               ------
TOTAL                                          100.0
                                               ------

INSTITUTIONAL MONEY MARKET FUND
--------------------------------------------------------

CREDIT ANALYSIS          (% OF INVESTMENT SECURITIES)
A-1/P-1F-1                                       99.8
FW1(NR)*                                           .2
                                               ------
TOTAL                                           100.0
                                               ------

Portfolio Allocation     (% OF INVESTMENT SECURITIES)
Variable Rate Demand Notes                       50.8
Corporate Bonds/Commercial Paper                 35.0
Bank CD/Time Deposit                              4.9
Repurchase Agreements                             4.7
U.S. Government Agency                            2.7
Taxable Municipal Bonds                           1.9
                                               ------
TOTAL                                           100.0
                                               ------


TOUCHSTONE U.S. GOVERNMENT MONEY MARKET FUND
--------------------------------------------------------

CREDIT QUALITY           (% OF INVESTMENT SECURITIES)
AAA                                             100.0

PORTFOLIO ALLOCATION     (% OF INVESTMENT SECURITIES)
FHLB                                             25.4
Overseas Private Investment Corp.                18.2
Repurchase Agreements                            18.1
FNMA                                             17.9
Variable Rate Demand Notes                       13.1
FHLMC                                             7.3
                                               ------
TOTAL                                           100.0
                                               ------

HIGH YIELD FUND
--------------------------------------------------------

CREDIT ANALYSIS          (% OF INVESTMENT SECURITIES)
AAA/Aaa                                           1.7
BBB/Baa                                           4.9
BB/Ba                                            37.7
B/B                                              51.4
CCC/Caa                                           4.3
                                               ------
TOTAL                                           100.0
                                               ------

MONEY MARKET FUND
--------------------------------------------------------

CREDIT ANALYSIS          (% OF INVESTMENT SECURITIES)
A-1/P-1F-1                                       97.9
FW1(NR)*                                          2.1
                                               ------
TOTAL                                           100.0
                                               ------

PORTFOLIO ALLOCATION     (% OF INVESTMENT SECURITIES)
Variable Rate Demand Notes                       55.6
Corporate Bonds/Commercial Paper                 39.4
Taxable Municipal Bonds                           5.0
                                               ------
TOTAL                                           100.0
                                               ------

* Equivalent to Standard & Poor's and Moody's highest short-term ratings of A-1 and P-1, respectively, based upon independent research conducted by Fort Washington Investment Advisors, Inc.

--------------------------------------------------------------------------------
Statements of Assets and Liabilities
September 30, 2006
--------------------------------------------------------------------------------


                                                                                                 CORE BOND              HIGH YIELD
                                                                                                   FUND                    FUND
                                                                                                -----------------------------------

ASSETS
Investment securities:
   At cost                                                                                      $ 62,237,091           $ 94,529,919
                                                                                                ===================================
   Non-affiliated securities, at market value                                                     56,987,785             91,513,869
   Affiliated securities, at market value                                                          5,165,335              2,151,747
                                                                                                -----------------------------------
Total investment securities, at market value - including
    $1,788,883 of securities loaned for the High Yield Fund                                     $ 62,153,120           $ 93,665,616
Dividends and interest receivable                                                                    417,156              1,684,758
Receivable for securities lending income                                                                  --                    505
Receivable for capital shares sold                                                                    54,498                112,413
Receivable for securities sold                                                                       962,257                523,160
Other assets                                                                                           8,056                 10,159
                                                                                                -----------------------------------
TOTAL ASSETS                                                                                      63,595,087             95,996,611
                                                                                                -----------------------------------

LIABILITIES
Overdraft                                                                                                 --                523,160
Dividends payable                                                                                     16,415                 91,014
Payable upon return of securities loaned                                                                  --              1,873,693
Payable for securities purchased                                                                   4,262,676                     --
Payable for capital shares redeemed                                                                   54,796                205,799
Payable to Advisor                                                                                    24,249                 44,802
Payable to other affiliates                                                                           12,113                 16,572
Payable to Trustees                                                                                    2,929                  2,939
Other accrued expenses and liabilities                                                                48,111                 35,093
                                                                                                -----------------------------------
TOTAL LIABILITIES                                                                                  4,421,289              2,793,072
                                                                                                -----------------------------------

NET ASSETS                                                                                      $ 59,173,798           $ 93,203,539
                                                                                                ============           ============

NET ASSETS CONSIST OF:
Paid-in capital                                                                                 $ 61,853,430           $ 93,278,433
Undistributed (distributions in excess of) net investment income                                        (350)                  (505)
Accumulated net realized gains (losses) from security transactions                                (2,595,311)               789,914
Net unrealized depreciation on investments                                                           (83,971)              (864,303)
                                                                                                -----------------------------------
NET ASSETS                                                                                      $ 59,173,798           $ 93,203,539
                                                                                                ===================================


PRICING OF CLASS A SHARES
Net assets attributable to Class A shares                                                       $ 57,008,757           $ 76,754,456
                                                                                                ===================================
Shares of beneficial interest outstanding
  (unlimited number of shares authorized, no par value)                                            5,902,632              8,241,663
                                                                                                ===================================
Net asset value and redemption price per share                                                  $       9.66           $       9.31
                                                                                                ===================================
Maximum offering price per share                                                                $      10.14           $       9.77
                                                                                                ===================================

PRICING OF CLASS B SHARES
Net assets attributable to Class B shares                                                       $         --           $  7,362,523
                                                                                                ===================================
Shares of beneficial interest outstanding
  (unlimited number of shares authorized, no par value)                                                   --                791,722
                                                                                                ===================================
Net asset value, offering price and redemption price per share*                                 $         --           $       9.30
                                                                                                ===================================

PRICING OF CLASS C SHARES
Net assets attributable to Class C shares                                                       $  2,165,041           $  9,086,560
                                                                                                ===================================

Shares of beneficial interest outstanding
  (unlimited number of shares authorized, no par value)                                              235,693                976,404
                                                                                                ===================================
Net asset value, offering price and redemption price per share*                                 $       9.19           $       9.31
                                                                                                ===================================



*     Redemption price per share varies by length of time shares are held.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Statements of Assets and Liabilities  (Continued)
--------------------------------------------------------------------------------



                                                                              INSTITUTIONAL          MONEY           U.S. GOVERNMENT
                                                                                 MONEY               MARKET            MONEY MARKET
                                                                               MARKET FUND           FUND                 FUND
                                                                              -----------------------------------------------------

ASSETS

Investment securities:
   Investment securities, at amortized cost                                   $ 412,200,051       $ 186,544,253       $  17,345,952
   Repurchase agreements                                                                 --                  --           2,701,000
                                                                              -----------------------------------------------------
Total investment securities                                                   $ 412,200,051       $ 186,544,253       $  20,046,952
Cash                                                                                 58,412             675,988               3,087
Interest receivable                                                               3,316,944           1,600,203             160,395
Receivable for securities sold                                                    2,995,000             550,000                  --
Other assets                                                                          4,191              11,443               4,731
                                                                              -----------------------------------------------------

TOTAL ASSETS                                                                    418,574,598         189,381,887          20,215,165
                                                                              -----------------------------------------------------

LIABILITIES
Dividends payable                                                                 1,052,234               2,427               1,787
Payable to Advisor                                                                   35,744              68,660               8,502
Payable to other affiliates                                                          12,700              25,035               6,609
Payable to Trustees                                                                   3,037               3,039               3,315
Payable for securities purchased                                                  1,834,849           1,549,336                  --
Other accrued expenses and liabilities                                               46,327             103,989              22,306
                                                                              -----------------------------------------------------

TOTAL LIABILITIES                                                                 2,984,891           1,752,486              42,519
                                                                              -----------------------------------------------------

NET ASSETS                                                                    $ 415,589,707       $ 187,629,401       $  20,172,646
                                                                              =====================================================

NET ASSETS CONSIST OF:
Paid-in capital                                                               $ 415,599,844       $ 187,657,848       $  20,177,213
Accumulated net realized losses from security transactions                          (10,137)            (28,447)             (4,567)
                                                                              -----------------------------------------------------

NET ASSETS                                                                    $ 415,589,707       $ 187,629,401       $  20,172,646
                                                                              =====================================================


PRICING OF CLASS A SHARES
Net assets attributable to Class A shares                                     $ 415,589,707       $  53,894,455       $  20,172,646
                                                                              =====================================================

Shares of beneficial interest outstanding
   (unlimited number of shares authorized, no par value)                        415,593,459          53,938,119          20,177,217
                                                                              =====================================================

Net asset value, offering price and redemption price per share                $        1.00       $        1.00       $        1.00
                                                                              =====================================================

PRICING OF CLASS S SHARES
Net assets attributable to Class S shares                                     $          --       $ 133,734,946       $          --
                                                                              =====================================================
Shares of beneficial interest outstanding
   (unlimited number of shares authorized, no par value)                                 --         133,751,490                  --
                                                                              =====================================================
Net asset value, offering price and redemption price per share                $          --       $        1.00       $          --
                                                                              =====================================================

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Statements of Operations
For the Year Ended September 30, 2006
--------------------------------------------------------------------------------


                                                                                        CORE BOND              HIGH YIELD
                                                                                          FUND                    FUND
                                                                                       ----------------------------------


INVESTMENT INCOME

Interest                                                                               $ 2,926,207            $ 7,446,219
Dividends from affiliated securities                                                        81,209                 55,555
Income from securities loaned                                                                   --                 16,172
                                                                                       ----------------------------------
TOTAL INVESTMENT INCOME                                                                  3,007,416              7,517,946
                                                                                       ----------------------------------
EXPENSES

Investment advisory fees                                                                   292,815                559,672
Distribution expenses, Class A                                                             198,867                262,290
Distribution expenses, Class B                                                                  --                 76,292
Distribution expenses, Class C                                                              17,440                107,090
Sponsor fees                                                                               117,128                186,558
Transfer agent fees, Class A                                                                49,622                 55,989
Transfer agent fees, Class B                                                                    --                 13,334
Transfer agent fees, Class C                                                                12,000                 15,082
Administration fees                                                                         32,209                 51,302
Accounting services fees                                                                    37,500                 45,000
Postage and supplies                                                                        29,741                 41,537
Registration fees                                                                               --                    432
Registration fees, Class A                                                                  12,452                 11,691
Registration fees, Class B                                                                      --                  7,277
Registration fees, Class C                                                                   8,812                 10,296
Professional fees                                                                           21,671                 24,015
Custodian fees                                                                              14,997                 18,662
Reports to shareholders                                                                     11,065                 17,246
Trustees' fees and expenses                                                                 13,432                 13,442
Compliance fees and expenses                                                                   420                    588
Other expenses                                                                              21,927                 14,313
                                                                                       ----------------------------------

TOTAL EXPENSES                                                                             892,098              1,532,108
Sponsor fees waived                                                                       (112,404)              (186,558)
Fees waived and/or expenses reimbursed by the Advisor                                     (239,551)              (228,621)
                                                                                       ----------------------------------
NET EXPENSES                                                                               540,143              1,116,929
                                                                                       ----------------------------------
NET INVESTMENT INCOME                                                                    2,467,273              6,401,017
                                                                                       ----------------------------------

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains (losses) from security transactions                                  (1,244,917)               868,937
Net change in unrealized appreciation/depreciation on investments                          500,416             (3,150,758)
                                                                                       ----------------------------------
NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS                                         (744,501)            (2,281,821)
                                                                                       ----------------------------------
NET INCREASE IN NET ASSETS FROM OPERATIONS                                             $ 1,722,772            $ 4,119,196
                                                                                       ==================================

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Statements of Operations (Continued)
--------------------------------------------------------------------------------

                                                                         INSTITUTIONAL             MONEY             U.S. GOVERNMENT
                                                                            MONEY                  MARKET              MONEY MARKET
                                                                         MARKET FUND                FUND                   FUND
                                                                         -----------------------------------------------------------

INVESTMENT INCOME

Interest income                                                          $ 22,492,350           $  8,347,109         $      986,539
                                                                         -----------------------------------------------------------

EXPENSES

Investment advisory fees                                                      935,108                788,628                104,276
Distribution expenses, Class A                                                     --                184,055                 72,993
Distribution expenses, Class S                                                     --                717,693                     --
Administration fees                                                            93,470                 91,007                 11,469
Transfer agent fees, Class A                                                   14,709                123,531                 42,340
Transfer agent fees, Class S                                                       --                 12,000                     --
Accounting services fees                                                       54,000                 43,500                 24,000
Custodian fees                                                                 62,396                 40,387                 16,253
Postage and supplies                                                           22,377                 52,480                 15,993
Professional fees                                                              27,410                 18,672                 13,385
Registration fees                                                              21,377                  2,627                  8,310
Registration fees, Class A                                                         --                 15,010                     --
Registration fees, Class S                                                         --                  6,008                     --
Reports to shareholders                                                         6,236                 37,946                  8,713
Trustees' fees and expenses                                                    13,540                 14,054                 13,818
Compliance fees and expenses                                                      281                  1,208                    336
Other expenses                                                                 11,075                  5,724                  1,496
                                                                         -----------------------------------------------------------
TOTAL EXPENSES                                                              1,261,979              2,154,530                333,382
Fees waived and/or expenses reimbursed
   by the Advisor                                                            (326,869)              (332,842)              (135,292)
                                                                         -----------------------------------------------------------
NET EXPENSES                                                                  935,110              1,821,688                198,090
                                                                         -----------------------------------------------------------

NET INVESTMENT INCOME                                                      21,557,240              6,525,421                788,449

NET REALIZED GAINS ON INVESTMENTS                                                  37                     --                     --
                                                                         -----------------------------------------------------------

NET INCREASE IN NET ASSETS FROM OPERATIONS                               $ 21,557,277           $  6,525,421         $      788,449
                                                                         ===========================================================


See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------



                                                                          CORE BOND FUND                      HIGH YIELD FUND
                                                                    ---------------------------------------------------------------

                                                                        YEAR             YEAR             YEAR             YEAR
                                                                        ENDED            ENDED            ENDED            ENDED
                                                                      SEPT. 30,        SEPT. 30,         SEPT. 30,       SEPT. 30,
                                                                        2006             2005             2006             2005
                                                                    ---------------------------------------------------------------

FROM OPERATIONS
Net investment income                                               $  2,467,273     $  2,098,165     $  6,401,017     $  6,102,139
Net realized gains (losses) from security transactions                (1,244,917)         265,049          868,937          493,640
Net change in unrealized appreciation/depreciation
   on investments                                                        500,416       (1,160,054)      (3,150,758)      (1,811,827)
                                                                    ---------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM OPERATIONS                             1,722,772        1,203,160        4,119,196        4,783,952
                                                                    ---------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income, Class A                                   (2,409,068)      (2,136,023)      (5,255,802)      (4,723,633)
From net investment income, Class B                                           --               --         (476,577)        (536,241)
From net investment income, Class C                                      (58,560)         (52,877)        (663,730)        (825,496)
In excess of net investment income, Class A                              (63,410)        (183,381)              --               --
In excess of net investment income, Class C                               (1,954)          (6,118)              --               --
From net realized gains, Class A                                              --               --         (412,929)        (515,953)
From net realized gains, Class B                                              --               --          (43,972)         (68,142)
From net realized gains, Class C                                              --               --          (66,837)        (115,408)
                                                                    ---------------------------------------------------------------
DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS             (2,532,992)      (2,378,399)      (6,919,847)      (6,784,873)
                                                                    ---------------------------------------------------------------

FROM CAPITAL SHARE TRANSACTIONS

CLASS A
Proceeds from shares sold                                              4,920,634        6,133,711       10,415,976       18,008,255
Reinvested distributions                                               2,324,166        2,162,833        5,186,134        4,579,062
Payments for shares redeemed                                          (8,471,979)      (8,672,046)      (9,725,988)     (12,764,840)
                                                                    ---------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
   CLASS A SHARE TRANSACTIONS                                         (1,227,179)        (375,502)       5,876,122        9,822,477
                                                                    ---------------------------------------------------------------

CLASS B
Proceeds from shares sold                                                     --               --        1,374,467        1,330,309
Reinvested distributions                                                      --               --          164,760          164,046
Payments for shares redeemed                                                  --               --       (1,950,350)      (2,035,144)
                                                                    ---------------------------------------------------------------
NET DECREASE IN NET ASSETS FROM CLASS B SHARE TRANSACTIONS                    --               --         (411,123)        (540,789)
                                                                    ---------------------------------------------------------------
CLASS C
Proceeds from shares sold                                              1,092,657          460,038        2,109,037        3,929,916
Reinvested distributions                                                  44,825           45,571          371,579          413,132
Payments for shares redeemed                                            (703,303)        (963,913)      (5,097,481)      (5,922,509)
                                                                    ---------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
   CLASS C SHARE TRANSACTIONS                                            434,179         (458,304)      (2,616,865)      (1,579,461)
                                                                    ---------------------------------------------------------------

TOTAL INCREASE (DECREASE) IN NET ASSETS                               (1,603,220)      (2,009,045)          47,483        5,701,306

NET ASSETS
Beginning of year                                                     60,777,018       62,786,063       93,156,056       87,454,750
                                                                    ---------------------------------------------------------------
End of year                                                         $ 59,173,798     $ 60,777,018     $ 93,203,539     $ 93,156,056
                                                                    ===============================================================

UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF)
   NET INVESTMENT INCOME                                            $       (350)    $          5     $       (505)    $       (528)
                                                                    ===============================================================

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Statements of Changes in Net Assets (Continued)
--------------------------------------------------------------------------------




                                                      INSTITUTIONAL                         MONEY
                                                     MONEY MARKET FUND                    MARKET FUND
                                        --------------------------------------------------------------------------
                                               YEAR                YEAR             YEAR             YEAR
                                               ENDED               ENDED            ENDED            ENDED
                                              SEPT. 30,          SEPT. 30,         SEPT. 30,       SEPT. 30,
                                               2006                2005             2006             2005
                                        --------------------------------------------------------------------------

FROM OPERATIONS
Net investment income                   $    21,557,240    $     1,807,005    $     6,525,421    $     3,228,636
Net realized gains (losses)
   from security transactions                        37             (6,524)                --                 22
                                        ------------------------------------------------------------------------

NET INCREASE IN NET ASSETS
   FROM OPERATIONS                           21,557,277          1,800,481          6,525,421          3,228,658
                                         ------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income, Class A         (21,557,240)        (1,812,113)        (2,095,679)        (1,241,900)
From net investment income, Class S                  --                 --         (4,429,742)        (1,986,736)
In excess of net investment
  income, Class A                                  (198)            (1,009)                --                 --
                                        ------------------------------------------------------------------------
 DECREASE IN NET ASSETS FROM
   DISTRIBUTIONS TO SHAREHOLDERS            (21,557,438)        (1,813,122)        (6,525,421)        (3,228,636)
                                        ------------------------------------------------------------------------

FROM CAPITAL SHARE TRANSACTIONS
CLASS A
Proceeds from shares sold                 3,323,640,794        760,347,853         55,531,302         55,243,117
Reinvested distributions                      8,870,574          1,067,879          2,073,606          1,238,646
Payments for shares redeemed             (3,273,299,360)      (446,594,293)       (53,274,633)       (83,567,731)
                                        ------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM CLASS A SHARE TRANSACTIONS           59,212,008        314,821,439          4,330,275        (27,085,968)
                                        ------------------------------------------------------------------------

CLASS S
Proceeds from shares sold                            --                 --        204,347,216        168,227,874
Reinvested distributions                             --                 --          4,428,756          2,003,144
Payments for shares redeemed                         --                 --       (182,698,415)      (166,210,071)
                                        ------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM
CLASS S SHARE TRANSACTIONS                           --                 --         26,077,557          4,020,947
                                        ------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN
  NET ASSETS                                 59,211,847        314,808,798         30,407,832        (23,064,999)

NET ASSETS
Beginning of year                           356,377,860         41,569,062        157,221,569        180,286,568
                                        ------------------------------------------------------------------------
End of year                             $   415,589,707    $   356,377,860    $   187,629,401    $   157,221,569
                                        ========================================================================

DISTRIBUTIONS IN EXCESS OF
   NET INVESTMENT INCOME                $            --    $            --    $            --    $            --
                                        ========================================================================



                                                      U.S. GOVERNMENT
                                                       MONEY MARKET
                                                           FUND
-------------------------------------------------------------------------------

                                                YEAR               YEAR
                                                ENDED              ENDED
                                              SEPT. 30,          SEPT. 30,
                                                2006                2005
-------------------------------------------------------------------------------

FROM OPERATIONS
Net investment income                      $       788,449    $       490,342
Net realized gains (losses)
   from security transactions                           --             (1,104)
                                           ----------------------------------

NET INCREASE IN NET ASSETS
   FROM OPERATIONS                                 788,449            489,238
                                            ----------------------------------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income, Class A               (788,451)          (490,342)
From net investment income, Class S                     --                 --
In excess of net investment
  income, Class A                                       --             (1,514)
                                           ----------------------------------
 DECREASE IN NET ASSETS FROM
   DISTRIBUTIONS TO SHAREHOLDERS                  (788,451)          (491,856)
                                           ----------------------------------

FROM CAPITAL SHARE TRANSACTIONS
CLASS A
Proceeds from shares sold                       15,554,936         22,649,217
Reinvested distributions                           770,275            485,194
Payments for shares redeemed                   (17,667,402)       (51,756,188)
                                           ----------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM CLASS A SHARE TRANSACTIONS              (1,342,191)       (28,621,777)
                                           ----------------------------------

CLASS S
Proceeds from shares sold                               --                 --
Reinvested distributions                                --                 --
Payments for shares redeemed                            --                 --
                                           ----------------------------------
NET INCREASE IN NET ASSETS FROM
CLASS S SHARE TRANSACTIONS                              --                 --
                                           ----------------------------------
TOTAL INCREASE (DECREASE) IN
  NET ASSETS                                    (1,342,193)       (28,624,395)

NET ASSETS
Beginning of year                               21,514,839         50,139,234
                                           ----------------------------------
End of year                                $    20,172,646    $    21,514,839
                                           ==================================

DISTRIBUTIONS IN EXCESS OF
   NET INVESTMENT INCOME                   $            --    $            --
                                           ==================================


See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

CORE BOND FUND -- CLASS A

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                      YEAR ENDED SEPTEMBER 30,
                                                              ---------------------------------------------------------------------

                                                                  2006           2005         2004           2003           2002
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                          $     9.79     $     9.98    $    10.28     $    10.23     $    10.04
-----------------------------------------------------------------------------------------------------------------------------------

Income (loss) from investment operations:
   Net investment income                                            0.41           0.34          0.35           0.34           0.44
   Net realized and unrealized gains (losses) on investments       (0.12)         (0.14)        (0.10)          0.09           0.21
-----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                    0.29           0.20          0.25           0.43           0.65
-----------------------------------------------------------------------------------------------------------------------------------
Less distributions:
   Dividends from net investment income                            (0.41)         (0.36)        (0.35)         (0.34)         (0.46)
   Distributions in excess of  net investment income               (0.01)         (0.03)        (0.02)            --             --
   Distributions from net realized gains                              --             --         (0.18)         (0.04)            --
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                (0.42)         (0.39)        (0.55)         (0.38)         (0.46)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value at end of year                                $     9.66     $     9.79    $     9.98     $    10.28     $    10.23
===================================================================================================================================
Total return(A)                                                     3.08%          2.01%         2.56%          4.31%          6.66%
===================================================================================================================================
Net assets at end of year (000's)                             $   57,009     $   59,034    $   60,554     $   41,787     $   42,530
===================================================================================================================================
Ratio of net expenses to average net assets                         0.90%          0.90%         0.90%          0.90%          0.90%
Ratio of net investment  income to average net assets               4.24%          3.44%         3.35%          3.22%          4.37%
Portfolio turnover rate                                              237%           130%          139%           263%           205%


(A)   Total returns shown exclude the effect of applicable sales loads.

CORE BOND FUND -- CLASS C

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
----------------------------------------------------------------------------------------------------------------------------------

                                                                                     YEAR ENDED SEPTEMBER 30,
                                                               -------------------------------------------------------------------
                                                                 2006            2005          2004          2003          2002
----------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                           $    9.29       $    9.46     $    9.76     $    9.74     $    9.59
----------------------------------------------------------------------------------------------------------------------------------

Income (loss) from investment operations:
   Net investment income                                            0.31            0.25          0.28          0.24          0.37
   Net realized and unrealized gains (losses) on investments       (0.10)          (0.14)        (0.10)         0.09          0.17
----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                    0.21            0.11          0.18          0.33          0.54
----------------------------------------------------------------------------------------------------------------------------------
Less distributions:
   Dividends from net investment income                            (0.31)          (0.25)        (0.28)        (0.27)        (0.39)
   Distributions in excess of net investment income                 0.00(B)        (0.03)        (0.02)           --            --
   Distributions from net realized gains                              --              --         (0.18)        (0.04)           --
----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                (0.31)          (0.28)        (0.48)        (0.31)        (0.39)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value at end of year                                 $    9.19       $    9.29     $    9.46     $    9.76     $    9.74
==================================================================================================================================
Total return(A)                                                     2.35%           1.19%         1.93%         3.47%         5.82%
==================================================================================================================================
Net assets at end of year (000's)                              $   2,165       $   1,743     $   2,232     $   1,871     $   2,421
==================================================================================================================================
Ratio of net expenses to average net assets                         1.65%           1.65%         1.65%         1.65%         1.65%
Ratio of net investment income to average net assets                3.50%           2.68%         2.62%         2.49%         3.70%
Portfolio turnover rate                                              237%            130%          139%          263%          205%


(A)   Total returns shown exclude the effect of applicable sales loads.

(B)   Amount rounds to less than $0.005.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Financial Highlights (Continued)
--------------------------------------------------------------------------------

HIGH YIELD FUND -- CLASS A

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
----------------------------------------------------------------------------------------------------------------------------------

                                                                                    YEAR ENDED SEPTEMBER 30,
                                                            ----------------------------------------------------------------------
                                                               2006           2005           2004           2003           2002
----------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                        $     9.60     $     9.79     $     9.64     $     8.59     $     9.07
----------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
   Net investment income                                          0.66           0.67           0.72           0.75           0.72
   Net realized and unrealized gains (losses)
      on investments                                             (0.24)         (0.12)          0.23           1.04          (0.47)
----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                  0.42           0.55           0.95           1.79           0.25
----------------------------------------------------------------------------------------------------------------------------------
Less distributions:
   Dividends from net investment income                          (0.66)         (0.67)         (0.72)         (0.74)         (0.72)
   Distributions from net realized gains                         (0.05)         (0.07)         (0.08)            --          (0.01)
----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                              (0.71)         (0.74)         (0.80)         (0.74)         (0.73)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value at end of year                              $     9.31     $     9.60     $     9.79     $     9.64     $     8.59
===================================================================================================================================
Total return(A)                                                   4.61%          5.78%         10.28%         21.60%          2.50%
===================================================================================================================================
Net assets at end of year (000's)                           $   76,754     $   73,120     $   64,826     $   52,822     $   24,609
====================================================================================================================================
Ratio of net expenses to average net assets                       1.05%          1.05%          1.05%          1.05%          1.05%
Ratio of net investment income to average net assets              7.01%          6.84%          7.46%          8.17%          7.79%
Portfolio turnover rate                                             39%            39%            44%            64%            53%

(A)   Total returns shown exclude the effect of applicable sales loads.

HIGH YIELD FUND -- CLASS B

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
----------------------------------------------------------------------------------------------------------------------------------
                                                                                    YEAR ENDED SEPTEMBER 30,
                                                            ----------------------------------------------------------------------
                                                               2006           2005           2004           2003           2002
----------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                        $    9.58      $     9.78     $     9.63     $     8.59     $     9.08
----------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
   Net investment income                                          0.59           0.60           0.65           0.68           0.66
   Net realized and unrealized gains (losses)
      on investments                                             (0.23)         (0.14)          0.23           1.04          (0.48)
----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                  0.36           0.46           0.88           1.72           0.18
----------------------------------------------------------------------------------------------------------------------------------
Less distributions:
   Dividends from net investment income                          (0.59)         (0.59)         (0.65)         (0.68)         (0.66)
   Distributions from net realized gains                         (0.05)         (0.07)         (0.08)            --          (0.01)
----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                              (0.64)         (0.66)         (0.73)         (0.68)         (0.67)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value at end of year                              $     9.30     $     9.58     $     9.78     $     9.63     $     8.59
==================================================================================================================================
Total return(A)                                                   3.94%          4.88%          9.46%         20.67%          1.80%
==================================================================================================================================
Net assets at end of year (000's)                           $    7,363     $    8,006     $    8,735     $    7,384     $    1,854
==================================================================================================================================
Ratio of net expenses to average net assets                       1.80%          1.80%          1.80%          1.80%          1.80%
Ratio of net investment income to average net assets              6.26%          6.10%          6.71%          7.31%          6.93%
Portfolio turnover rate                                             39%            39%            44%            64%            53%


(A)   Total returns shown exclude the effect of applicable sales loads.

See accompanying notes to financial statements.

HIGH YIELD FUND -- CLASS C

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
---------------------------------------------------------------------------------------------------------------------------------
                                                                         YEAR ENDED SEPTEMBER 30,
                                              -----------------------------------------------------------------------------------
                                                  2006              2005          2004                2003                2002
---------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year          $       9.59     $       9.79     $      9.64       $       8.60       $       9.09
---------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
   Net investment income                              0.60             0.60            0.65               0.68               0.66
   Net realized and unrealized gains
     (losses) on investments                         (0.24)           (0.13)           0.23               1.04              (0.48)
---------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                      0.36             0.47            0.88               1.72               0.18
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
   Dividends from net investment income              (0.59)           (0.60)          (0.65)             (0.68)             (0.66)
   Distributions from net realized gains             (0.05)           (0.07)          (0.08)                --              (0.01)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                  (0.64)           (0.67)          (0.73)             (0.68)             (0.67)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value at end of year                $       9.31     $       9.59     $      9.79       $       9.64       $       8.60
=================================================================================================================================
Total return(A)                                       3.94%            4.92%           9.45%             20.70%              1.74%
=================================================================================================================================
Net assets at end of year (000's)             $      9,087     $     12,030     $    13,894       $     11,075       $        922
=================================================================================================================================
Ratio of net expenses to average net assets           1.80%            1.80%           1.80%              1.80%              1.80%
Ratio of net investment income to
  average net assets                                  6.25%            6.09%           6.70%              7.23%              6.96%
Portfolio turnover rate                                 39%              39%             44%                64%                53%

(A)   Total returns shown exclude the effect of applicable sales loads.


INSTITUTIONAL MONEY MARKET FUND

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
-------------------------------------------------------------------------------------------------------------------------------

                                                                       YEAR ENDED SEPTEMBER 30,
                                            -----------------------------------------------------------------------------------
                                                2006              2005          2004                2003                2002
-------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year        $      1.000     $      1.000     $     1.000       $      1.000       $      1.000
-------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
   Net investment income                           0.046            0.023           0.008              0.011              0.018
   Net realized gains (losses)on investments         --               --            0.000(A)           0.000(A)          (0.000)(A)
-------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                   0.046            0.023           0.008              0.011              0.018
-------------------------------------------------------------------------------------------------------------------------------
Less distributions:
   Dividends from net investment income           (0.046)          (0.023)         (0.008)            (0.011)            (0.018)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value at end of year              $      1.000     $      1.000     $     1.000       $      1.000       $      1.000
===============================================================================================================================
Total return                                        4.67%            2.36%           0.86%              1.05%              1.81%
===============================================================================================================================
Net assets at end of year (000's)           $    415,590     $    356,378     $    41,569       $     51,336       $     55,038
===============================================================================================================================
Ratio of net expenses to average net assets         0.20%            0.26%           0.40%              0.40%              0.40%
Ratio of net investment income to
   average net assets                               4.61%            3.02%           0.80%              1.07%              1.83%

(A)   Amount rounds to less than $0.0005.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Financial Highlights (Continued)
--------------------------------------------------------------------------------

MONEY MARKET FUND -- CLASS A

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
----------------------------------------------------------------------------------------------------------------------------------

                                                                              YEAR ENDED SEPTEMBER 30,
                                                  --------------------------------------------------------------------------------
                                                     2006             2005           2004               2003              2002
----------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year              $    1.000      $    1.000      $    1.000        $     1.000       $     1.000
---------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income                                0.040           0.021           0.007              0.010             0.020
  Net realized gains (losses) on
   investments                                            --              --          (0.000)(A)          0.000(A)          0.000(A)
---------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                       0.040           0.021           0.007              0.010             0.020
---------------------------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                (0.040)         (0.021)         (0.007)            (0.010)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value at end of year                    $    1.000      $    1.000      $    1.000        $     1.000       $     1.000
=================================================================================================================================
Total return                                            4.05%           2.15%           0.69%              0.98%             2.05%
=================================================================================================================================
Net assets at end of year (000's)                 $   53,894      $   49,564      $   76,650        $   122,173       $   114,132
==================================================================================================================================
Ratio of net expenses to average net assets             0.85%           0.85%           0.85%              0.76%             0.65%
Ratio of net investment income to average
  net assets                                            3.99%           2.03%           0.66%              0.96%             1.96%

(A)   Amount rounds to less than $0.0005.



MONEY MARKET FUND -- CLASS S

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    PERIOD
                                                                        YEAR ENDED SEPTEMBER 30,                    ENDED
                                                             ----------------------------------------------         SEPT. 30,
                                                                   2006            2005            2004              2003(A)
------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                        $      1.000    $     1.000      $      1.000       $      1.000
------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income                                              0.037           0.018            0.004              0.003
  Net realized gains (losses) on investments                            --              --           (0.000)(B)          0.000(B)
------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                     0.037           0.018            0.004              0.003
------------------------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                              (0.037)         (0.018)          (0.004)            (0.003)
------------------------------------------------------------------------------------------------------------------------------
Net asset value at end of period                              $      1.000    $      1.000     $      1.000       $      1.000
==============================================================================================================================
Total return                                                          3.74%           1.84%            0.39%              0.40%(C)
==============================================================================================================================
Net assets at end of period (000's)                           $    133,735    $    107,658     $    103,637       $    108,375
==============================================================================================================================
Ratio of net expenses to average net assets                           1.15%           1.15%            1.15%              1.15%(C)
Ratio of net investment income to average net assets                  3.70%           1.82%            0.37%              0.40%(C)

(A) Represents the period from commencement of operations (February 3, 2003) through September 30, 2003.

(B)   Amount rounds to less than $0.0005.

(C)   Annualized.

See accompanying notes to financial statements.

U.S. GOVERNMENT MONEY MARKET FUND

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
--------------------------------------------------------------------------------------------------------------------------------
                                                                              YEAR ENDED SEPTEMBER 30,
                                                 -------------------------------------------------------------------------------
                                                     2006            2005           2004               2003             2002
--------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year             $     1.000     $    1.000      $     1.000       $     1.000       $     1.000
--------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income                                0.038           0.018           0.003             0.004             0.010
  Net realized gains (losses) on investments              --              --          (0.000)(A)         0.000(A)          0.000(A)
--------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                       0.038           0.018           0.003             0.004             0.010
--------------------------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income               (0.038)         (0.018)         (0.003)           (0.004)           (0.010)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value at end of year                   $     1.000     $     1.000     $     1.000       $    1.000        $     1.000
================================================================================================================================
Total return                                            3.85%           1.81%           0.27%             0.44%             1.03%
================================================================================================================================
Net assets at end of year (000's)                $    20,173     $    21,515     $    50,139       $    73,414       $    82,332
================================================================================================================================
Ratio of net expenses to
  average net assets                                    0.95%           0.95%           0.95%             0.95%             0.95%
Ratio of net investment income
   to average net assets                                3.78%           1.59%           0.24%             0.45%             1.02%

(A)   Amount rounds to less than $0.0005.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Notes to Financial Statements
September 30, 2006
--------------------------------------------------------------------------------

1. ORGANIZATION

The Core Bond Fund, High Yield Fund, Institutional Money Market Fund, Money Market Fund, and Touchstone U.S. Government Money Market Fund, (individually, a Fund, and collectively, the Funds) are each a series of Touchstone Investment Trust (the Trust). The Trust is registered under the Investment Company Act of 1940 (the Act) as an open-end management investment company. The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated December 7, 1980. The Declaration of Trust, as amended, permits the Trustees to issue an unlimited number of shares of each Fund.

The Core Bond Fund seeks to provide as high a level of current income as is consistent with the preservation of capital, by investing primarily in bonds (at least 80% of assets). The Fund expects to have an average effective maturity of between 5 and 15 years. The Fund invests at least 65% of total assets in investment grade securities. Capital appreciation is a secondary goal.

The High Yield Fund seeks to achieve a high level of income as its main goal. The Fund invests primarily, in non-investment grade debt securities (at least 80% of assets). The Fund expects to have an average maturity of between 6 and 10 years, but it may vary between 4 and 12 years. Capital appreciation is a secondary consideration.

The Institutional Money Market Fund seeks high current income, consistent with the protection of capital. The Fund invests in U.S. Government securities and high-quality money market instruments.

The Money Market Fund seeks high current income, consistent with liquidity and stability of principal. The Fund invests in U.S. Government securities and high-quality money market instruments.

The Touchstone U.S. Government Money Market Fund seeks high current income, consistent with the protection of capital, by investing primarily (at least 80% of assets) in securities issued by the U.S. Government, or its agencies, including mortgage-related U.S. Government securities.

The Core Bond Fund offers two classes of shares: Class A shares (sold subject to a maximum 4.75% front-end sales load and a distribution fee of up to 0.35% of average daily net assets), and Class C shares (sold subject to a maximum contingent deferred sales load of 1.00% for a one-year period and a distribution fee of up to 1.00% of average daily net assets).

The High Yield Fund offers three classes of shares: Class A shares (sold subject to a maximum 4.75% front-end sales load and a distribution fee of up to 0.35% of average daily net assets), Class B shares (sold subject to a maximum contingent deferred sales load of 5.00% for a one-year period and incrementally reduced over time and a distribution fee of up to 1.00% of average daily net assets) and Class C shares (sold subject to a maximum contingent deferred sales load of 1.00% for a one-year period and a distribution fee of up to 1.00% of average daily net assets).

The Money Market Fund offers two classes of shares: Class A shares (sold subject to a distribution fee of up to 0.35% of average daily net assets) and Class S shares (sold subject to a distribution fee of up to 1.00% of average daily net assets). The current maximum distribution fee for Class S shares is limited to 0.60% of average daily net assets of Class S shares.

Each Class A, Class B, Class C and Class S share of a Fund represents identical interests in the Fund's investment portfolio and has the same rights, except that (i) Class B, Class C and Class S shares bear the expenses of higher distribution fees, which is expected to cause Class B, Class C and Class S shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares; (ii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable; and (iii) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the Funds' significant accounting policies:

SECURITIES VALUATION -- Investment securities in the Core Bond Fund and High Yield Fund for which market quotations are readily available are valued at their most recent bid prices as obtained from one or more of the major market makers for such securities by an independent pricing service. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures approved by and under the general supervision of the Board of Trustees. Investment securities in the Institutional Money Market Fund, Money Market Fund and Touchstone U.S. Government Money Market Fund are valued on the amortized cost basis, which approximates market value. This involves initially valuing a security at its original cost and thereafter assuming a constant amortization to maturity of any discount or premium. This method of valuation is expected to enable these Funds to maintain a constant net asset value per share.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of September 30, 2006, the Trust does not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements reported on the statement of changes in net assets for a fiscal period.

PORTFOLIO SECURITIES LOANED -- Each Fund may lend its portfolio securities. Lending portfolio securities exposes a Fund to the risk that the borrower may fail to return the loaned securities or may not be able to provide additional collateral or that the Fund may experience delays in recovery of the loaned securities or loss of rights in the collateral if the borrower fails financially. To minimize these risks, the borrower must agree to maintain collateral marked to market daily, in the form of cash and/or liquid securities, with the Fund's Custodian in an amount at least equal to the market value of the loaned securities.

The Core Bond Fund and the High Yield Fund receive compensation in the form of fees, or retain a portion of interest on the investment of any cash received as collateral. Each Fund also continues to receive interest or dividends on the securities loaned. The loans are secured by collateral at least equal, at all times, to the fair value of the securities loaned plus accrued interest. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Fund. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

As of September 30, 2006, the High Yield Fund had loaned corporate bonds having a fair value of approximately $1,788,883 and had received collateral valued at $1,873,693 for the loan. All collateral is received, held and administered by the Fund's Custodian for the benefit of the Fund in the applicable custody account or other account established for the purpose of holding collateral.

REPURCHASE AGREEMENTS -- Repurchase agreements, which are collateralized by U.S. Government obligations, are valued at cost, which together with accrued interest approximates market. At the time each Fund enters into a repurchase agreement, the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement.

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

DOLLAR ROLL TRANSACTIONS -- The Core Bond Fund may enter into dollar roll transactions with financial institutions to take advantage of opportunities in the mortgage market. A dollar roll transaction involves a sale by the Fund of securities that it holds with an agreement by the Fund to repurchase similar securities at an agreed upon price and date. The securities repurchased will bear the same interest or similar as those sold, but generally will be collateralized at the time of delivery by different pools of mortgages with different prepayment histories than those securities sold.

During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold.

Dollar roll transactions involve the risk that the buyer of the securities sold by the Fund may be unable to deliver the securities when the Fund seeks to repurchase them.

SHARE VALUATION -- The net asset value per share of each class of shares of the Core Bond Fund, High Yield Fund, and Money Market Fund is calculated daily by dividing the total value of the Fund's assets attributable to that class, less liabilities attributable to that class, by the number of shares of that class outstanding. The net asset value per share of the Institutional Money Market Fund and Touchstone U.S. Government Money Market Fund is calculated daily by dividing the total value of a Fund's assets, less liabilities, by the number of shares outstanding.

The offering price per share of the Institutional Money Market Fund, Money Market Fund and Touchstone U.S. Government Money Market Fund is equal to the net asset value per share. The maximum offering price per share of Class A shares of the Core Bond Fund and High Yield Fund is equal to the net asset value per share plus a sales load equal to 4.99% of the net asset value (or 4.75% of the offering price). The maximum offering price per share of Class C shares of the Core Bond Fund and Class B and Class C shares of the High Yield Fund is equal to the net asset value per share.

The redemption price per share of a Fund, or of each class of shares of a Fund, is equal to the net asset value per share. However, redemptions of Class B shares of the High Yield Fund and Class C shares of the Core Bond Fund and High Yield Fund are subject to a contingent deferred sales load of 5.00% (incrementally reduced over time) and 1.00%, respectively, of the original purchase price if redeemed within a one-year period from the date of purchase.

INVESTMENT INCOME -- Interest income is accrued as earned and includes, where applicable, the pro-rata amortization of premium or accretion of discount.

DISTRIBUTIONS TO SHAREHOLDERS -- Dividends arising from net investment income are distributed daily and paid on the last business day of each month to shareholders of each Fund, except for Core Bond Fund and High Yield Fund which are distributed and paid monthly. With respect to each Fund, net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income dividends and capital gain distributions are determined in accordance with income tax regulations.

ALLOCATIONS -- Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation, as applicable, for the Core Bond Fund, High Yield Fund and Money Market Fund are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Class specific expenses are charged directly to the class incurring the expense. Common expenses, which are not attributable to a specific class, are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Expenses not directly billed to a Fund are allocated proportionately among all Funds daily in relation to net assets of each Fund or another reasonable measure.

SECURITY TRANSACTIONS -- Security transactions are accounted for on the trade date. Securities sold are determined on a specific identification basis.

ESTIMATES -- The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

FEDERAL INCOME TAX -- It is each Fund's policy to continue to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare and pay as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The tax character of distributions paid for the years ended September 30, 2006 and 2005 was as follows:


                                        CORE BOND FUND            HIGH YIELD FUND
-------------------------------------------------------------------------------------
                                       2006        2005         2006          2005
-------------------------------------------------------------------------------------
From ordinary income               $2,532,992   $2,378,399   $6,396,109    $6,085,375
From long-term capital gains               --           --      523,738       699,498
-------------------------------------------------------------------------------------
                                   $2,532,992   $2,378,399   $6,919,847    $6,784,873
=====================================================================================


                                      INSTITUTIONAL                                        U.S. GOVERNMENT
                                      MONEY MARKET              MONEY MARKET                 MONEY MARKET
                                          FUND                      FUND                         FUND
--------------------------------------------------------------------------------------------------------------------
                                   2006         2005        2006          2005             2006        2005
--------------------------------------------------------------------------------------------------------------------
From ordinary income            $21,557,438   $ 1,813,122  $ 6,525,421   $ 3,228,636     $ 788,451     $491,856
====================================================================================================================


RECLASSIFICATION OF CAPITAL ACCOUNTS -- Reclassifications result primarily from the difference in the tax treatment of paydown securities. These reclassifications have no impact on the net assets or net asset value per share of the Funds and are designed to present the Funds' capital accounts on a tax basis. The following reclassifications were made for the year ended September 30, 2006:

                                                             UNDISTRIBUTED       ACCUMULATED
                                                PAID-IN      NET INVESTMENT      NET REALIZED
                                                CAPITAL        INCOME           GAINS (LOSSES)
  -----------------------------------------------------------------------------------------------
  Core Bond Fund                               $     --       $ 65,364         $(65,364)
  High Yield Fund                              $     --       $ (4,885)        $  4,885
  Institutional Money Market Fund              $     (1)      $    198         $   (197)
  U.S. Government Money Market Fund            $     (2)      $      2         $     --
-------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------


The following information is computed on a tax basis for each item as of September 30, 2006:
                                                CORE BOND         HIGH YIELD
                                                  FUND               FUND
-----------------------------------------------------------------------------

Tax cost of portfolio investments             $ 62,345,375       $ 94,529,919
=============================================================================
Gross unrealized appreciation                      366,487          1,737,454
Gross unrealized depreciation                     (558,742)        (2,601,757)
-----------------------------------------------------------------------------
Net unrealized depreciation                       (192,255)          (864,303)
Post-October losses                             (1,061,353)                --
Capital loss carryforward                       (1,440,317)                --
Undistributed ordinary income                       30,708             90,745
Undistributed long-term capital gains                   --            789,678
Other temporary differences                        (16,415)           (91,014)
=============================================================================
    Accumulated deficit                       $ (2,679,632)      $    (74,894)
=============================================================================

                                    INSTITUTIONAL                   U.S. GOVERNMENT
                                    MONEY MARKET      MONEY MARKET    MONEY MARKET
                                        FUND             FUND             FUND
-----------------------------------------------------------------------------------
Tax cost of portfolio investments   $ 412,200,051    $ 186,544,253    $  20,046,952
===================================================================================
Post-October losses                          (160)              --               --
Capital loss carryforward                  (9,977)         (28,447)          (4,567)
Undistributed ordinary income           1,052,234            2,427            1,787
Other temporary differences            (1,052,234)          (2,427)          (1,787)
===================================================================================
    Accumulated deficit             $     (10,137)   $     (28,447)   $      (4,567)
===================================================================================

The difference between the tax cost of portfolio investments and the financial statement cost for the Funds is due to certain timing differences in the recognition of capital losses under income tax regulations and generally accepted accounting principles.

As of September 30, 2006, the Funds had the following capital loss carryforwards for federal income tax purposes.

                                                                     EXPIRES
FUND                                                AMOUNT          SEPTEMBER 30
--------------------------------------------------------------------------------

Core Bond Fund                                   $   122,447            2009
                                                      42,580            2012
                                                   1,119,479            2013
                                                     155,811            2014
                                                 -----------
                                                 $ 1,440,317
                                                 -----------
Institutional Money Market Fund                  $     2,444            2013
                                                       7,533            2014
                                                 -----------
                                                 $     9,977
                                                 -----------
Money Market Fund                                $    28,447            2012
                                                 -----------
U.S. Government Money Market Fund                $     1,949            2013
                                                       2,618            2014
                                                 -----------
                                                 $     4,567
                                                 -----------
--------------------------------------------------------------------------------

The Core Bond Fund and the Institutional Money Market Fund elected to defer until its subsequent tax year capital losses incurred after October 31, 2005. These capital loss carryforwards and "Post-October" losses may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management is in the process of determing the impact of adoption.

3. INVESTMENT TRANSACTIONS

Investment transactions (excluding short-term investments) were as follows for the year ended September 30, 2006:

                                                          CORE BOND         HIGH YIELD
                                                            FUND               FUND
------------------------------------------------------------------------------------------
Purchases of investment securities                     $ 135,845,033       $ 40,119,218
Proceeds from sales and maturities
    of investment securities                           $ 134,636,667       $ 35,571,399
                                                       ------------------------------------

4. TRANSACTIONS WITH AFFILIATES

Certain officers of the Trust are also officers of Touchstone Advisors, Inc. (the Advisor), the Trust's investment advisor, Touchstone Securities, Inc. (the Underwriter), the Trust's principal underwriter, and Integrated Investment Services, Inc. (Integrated), formerly Integrated Fund Services, Inc., the Trust's administrator, transfer agent and accounting services agent. The Advisor, Underwriter and Integrated are each a wholly-owned indirect subsidiary of The Western and Southern Life Insurance Company.

MANAGEMENT AGREEMENT

The Advisor provides general investment supervisory services for the Funds, under the terms of an Advisory Agreement. Under the Advisory Agreement, the Funds pay the Advisor a fee, which is computed and accrued daily and paid monthly, at an annual rate based on average daily net assets as follows:

Core Bond Fund                           0.50% on the first $100 million
                                         0.45% on the next $100 million
                                         0.40% on the next $100 million
                                         0.35% of such assets in excess of $300 million
----------------------------------------------------------------------------------------
High Yield Fund                          0.60% on the first $100 million
                                         0.55% on the next $100 million
                                         0.50% on the next $100 million
                                         0.45% of such assets in excess of $300 million
----------------------------------------------------------------------------------------
Institutional Money Market Fund          0.20%
----------------------------------------------------------------------------------------
Money Market Fund and
  U.S. Government Money Market Fund      0.50% on the first $50 million
                                         0.45% on the next $100 million
                                         0.40% on the next $100 million
                                         0.375% of such assets in excess of $250 million
----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------
For the year ended September 30, 2006, the Advisor waived investment advisory fees and/or reimbursed expenses as follows:
                                                INVESTMENT       OTHER OPERATING
                                                 ADVISORY           EXPENSES
                                                FEES WAIVED        REIMBURSED
--------------------------------------------------------------------------------

Core Bond Fund                                  $   23,244         $  216,307
High Yield Fund                                 $       --         $  228,621
Institutional Money Market Fund                 $  326,869         $      --
Money Market Fund                               $       --         $  332,842
U.S. Government Money Market Fund               $   62,299         $   72,993
--------------------------------------------------------------------------------

Fort Washington Investment Advisors, Inc. (Sub-Advisor) has been retained by the Advisor to manage the investments of the Funds under the terms of a Sub-Advisory Agreement. The Sub-Advisor is a wholly-owned indirect subsidiary of The Western and Southern Life Insurance Company. The Advisor (not the Funds) pays the Sub-Advisor a fee for these services.

SPONSOR AGREEMENT

Pursuant to a Sponsor Agreement between the Advisor and the Trust, the Advisor has been retained to provide certain management and supervisory services to the Core Bond Fund and the High Yield Fund in exchange for the payment of a sponsor fee by the Funds equal to an annual rate of 0.20% of a Fund's average daily net assets. The Advisor provides the Funds with general office facilities and oversees the provision of administrative/non-investment services to the Trust, including the provision of services to the Trust by the Trust's administrator and fund accounting agent, transfer agent and custodian, including: (i) the updating of corporate organizational documents, and the negotiation of contracts and fees with, and the monitoring and coordination of performance and billings of, the Trust's custodian and other independent contractors and agents; (ii) the preparation and filing of all documents required for compliance by the Trust with applicable laws and regulations, including registration statements, prospectuses, and statements of additional information, and semi-annual and annual reports to shareholders; (iii) reviewing, (including coordinating the preparing of, but not preparing) tax returns; (iv) preparing agendas and supporting documents for, and minutes of meetings of, the Trustees, committees of the Trustees, and preparation of notices, proxy statements and minutes of meetings of shareholders of the Trust or of one or more of the Funds; (v) the maintenance of books and records of the Trust; (vi) telephone coverage to respond to shareholder inquiries; (vii) the provision of monitoring reports and assistance regarding compliance with federal securities and tax laws including compliance with the 1940 Act and Subchapter M of the Internal Revenue Code of 1986, as amended; (viii) the dissemination of yield and other performance information to newspapers and tracking services, (ix) the preparation of annual renewals for fidelity bond and errors and omissions insurance coverage, (x) the development of a budget for the Trust, the establishment of rate of expense accruals and the arrangement of the payment of all fixed and management expenses and (xi) the determination of each Fund's net asset value and the provision of all other fund accounting services to the Funds. The Advisor also provides persons satisfactory to the Board of Trustees of the Trust to serve as officers of the Trust. Such officers, as well as certain other employees and Trustees of the Trust, may be directors, officers, or employees of the Advisor or its affiliates.

The Advisor has agreed to waive its fees and reimburse expenses in order to limit each Fund's annual expenses as follows: Core Bond Fund - 0.90% for Class A shares and 1.65% for Class C shares; High Yield Fund - 1.05% for Class A shares, 1.80% for Class B and Class C shares. The fee waivers and expense reimbursements will remain in effect until at least September 30, 2007.

For the year ended September 30, 2006 the Advisor waived sponsor fees as follows:

----------------------------------------------------------------------
Core Bond Fund                                            $ 112,404
High Yield Fund                                           $ 186,558
----------------------------------------------------------------------

EXPENSE LIMITATION AGREEMENT

The Advisor has entered into an agreement to contractually limit operating expenses of certain Funds. The maximum operating expense limit in any year with respect to a Fund is based on a percentage of the average daily net assets of the Fund. The Advisor has agreed to waive advisory fees and/or reimburse expenses in order to limit total annual fund operating expenses as follows:

Institutional Money Market Fund - 0.20%; Money Market Fund - 0.85% for Class A shares and 1.15% for Class S shares; Touchstone U.S. Government Money Market Fund - 0.95%. These expense limitations will remain in effect through at least September 30, 2007.

ADMINISTRATION AGREEMENT

Under the terms of an Administration Agreement, Integrated supplies executive and regulatory services, supervises the preparation of tax returns, and coordinates the preparation of reports to shareholders and reports to and filings with the Securities and Exchange Commission and state securities authorities and materials for meetings of the Board of Trustees. For these services, Integrated receives a monthly fee from each Fund.

TRANSFER AGENT AND SHAREHOLDER SERVICE AGREEMENT

Under the terms of the Transfer Agent Agreement between the Trust and Integrated, Integrated maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of each Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, Integrated receives a monthly fee per shareholder account from each Fund subject to a minimum monthly fee for each Fund or for each class of shares of a Fund, as applicable. In addition, each Fund pays Integrated out-of-pocket expenses including, but not limited to, postage and supplies.

ACCOUNTING SERVICES AGREEMENT

Under the terms of the Accounting Services Agreement between the Trust and Integrated, Integrated calculates the daily net asset value per share and maintains the financial books and records of each Fund. For these services, Integrated receives a monthly fee, based on current net asset levels from each Fund. In addition, each Fund pays Integrated certain out-of-pocket expenses incurred by Integrated in obtaining valuations of such Fund's portfolio securities.

UNDERWRITING AGREEMENT

The Underwriter is the Funds' principal underwriter and, as such, acts as exclusive agent for distribution of the Funds' shares. Under the terms of the Underwriting Agreement between the Trust and the Underwriter, the Underwriter earned $10,144 and $13,003 from underwriting and broker commissions on the sale of shares of the Core Bond Fund and High Yield Fund, respectively, for the year ended September 30, 2006. In addition, the Underwriter collected $14 and $38,664 of contingent deferred sales loads on the redemption of Class C shares of the Core Bond Fund and Class B and Class C shares of the High Yield Fund, respectively.

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

PLANS OF DISTRIBUTION

The Trust has adopted a Plan of Distribution for each Fund under which each Fund may directly incur or reimburse the Advisor or the Underwriter for expenses related to the distribution and promotion of shares. Class A shares of the Core Bond Fund, High Yield Fund and Money Market Fund may each pay an annual fee of up to 0.35% of its average daily net assets that are attributable to Class A shares. Class C shares of the Core Bond Fund, Class B and Class C shares of the High Yield Fund and Class S shares of the Money Market Fund may each pay an annual fee of up to 1.00% of its average daily net assets that are attributable to Class B, Class C and Class S shares. However, the current 12b-1 fees for Class S shares of the Money Market Fund are limited to an annual fee of up to 0.60% of average daily net assets that are attributable to Class S shares. The plan allows the Institutional Money Market Fund to pay an annual fee of up to 0.10% of its average daily net assets for the sale and distribution of shares; however, effective August 1, 2005, the Fund will not incur further expenses under the plan until at least September 30, 2007. The plan allows the Touchstone U.S. Government Money Market Fund to pay an annual fee up to 0.35% of its average daily net assets for the sale and distribution of shares.

COMPLIANCE SERVICES AGREEMENT

Under the terms of the Compliance Services Agreement between the Trust and Integrated, Integrated provides certain compliance services to the Trust, including developing and assisting in implementing a compliance program for Integrated on behalf of the Funds and providing administrative support services to the Funds' Compliance Program and Chief Compliance Officer. For these services, Integrated receives a quarterly fee from each Fund.

AFFILIATED TRANSACTIONS

The Core Bond Fund and High Yield Fund each may invest in the Touchstone Institutional Money Market Fund, subject to compliance with several conditions set forth in an order received by the Trust from the Securities and Exchange Commission. To the extent that the other Touchstone Funds are invested in the Touchstone Institutional Money Market Fund, the Advisor and Administrator will be paid additional fees from the Touchstone Institutional Money Market Fund that will not be waived or reimbursed.

A summary of each Fund's investment, as applicable, in the Touchstone Institutional Money Market Fund for the year ended September 30, 2006, is as follows:

                                                               SHARE ACTIVITY
                                              --------------------------------------------------
                                               BALANCE                                 BALANCE                        VALUE
                                               9/30/05    PURCHASES      SALES         9/30/06        DIVIDENDS      9/30/06
------------------------------------------------------------------------------------------------------------------------------------
Core Bond Fund:
  Touchstone Institutional Money Market Fund  2,168,381   47,887,020   (44,890,066)   5,165,335       $  81,209      $5,165,335
High Yield Fund:
  Touchstone Institutional Money Market Fund  3,367,848   28,521,352   (31,611,146)     278,054       $  55,555      $  278,054
------------------------------------------------------------------------------------------------------------------------------------

5. CAPITAL SHARE TRANSACTIONS

Proceeds from shares sold and payments for shares redeemed as shown in the Statements of Changes in Net Assets are the result of the following capital share transactions for the years shown:
                                                            CORE BOND FUND
--------------------------------------------------------------------------------
                                                       YEAR ENDED     YEAR ENDED
                                                        SEPT. 30,      SEPT. 30,
                                                          2006           2005
--------------------------------------------------------------------------------
CLASS A
Shares sold                                              511,905        618,085
Shares reinvested                                        242,371        218,284
Shares redeemed                                         (881,244)      (873,901)
--------------------------------------------------------------------------------
Net decrease in shares outstanding                      (126,968)       (37,532)
Shares outstanding, beginning of year                  6,029,600      6,067,132
--------------------------------------------------------------------------------
Shares outstanding, end of year                        5,902,632      6,029,600
================================================================================
CLASS C
Shares sold                                              120,193         48,836
Shares reinvested                                          4,915          4,847
Shares redeemed                                          (76,980)      (102,217)
--------------------------------------------------------------------------------
Net increase (decrease) in shares outstanding             48,128        (48,534)
Shares outstanding, beginning of year                    187,565        236,099
--------------------------------------------------------------------------------
Shares outstanding, end of year                          235,693        187,565
================================================================================

                                                           HIGH YIELD FUND
--------------------------------------------------------------------------------
                                                      YEAR ENDED     YEAR ENDED
                                                       SEPT. 30,      SEPT. 30,
                                                         2006           2005
--------------------------------------------------------------------------------
CLASS A
Shares sold                                            1,102,403      1,839,574
Shares reinvested                                        551,842        470,133
Shares redeemed                                       (1,031,328)    (1,310,062)
--------------------------------------------------------------------------------
Net increase in shares outstanding                       622,917        999,645
Shares outstanding, beginning of year                  7,618,746      6,619,101
--------------------------------------------------------------------------------
Shares outstanding, end of year                        8,241,663      7,618,746
================================================================================
CLASS B
Shares sold                                              146,910        135,461
Shares reinvested                                         17,551         16,852
Shares redeemed                                         (208,129)      (210,150)
--------------------------------------------------------------------------------
Net decrease in shares outstanding                       (43,668)       (57,837)
Shares outstanding, beginning of year                    835,390        893,227
--------------------------------------------------------------------------------
Shares outstanding, end of year                          791,722        835,390
================================================================================
CLASS C
Shares sold                                              223,547        398,220
Shares reinvested                                         39,540         42,371
Shares redeemed                                         (541,010)      (605,470)
--------------------------------------------------------------------------------
Net decrease in shares outstanding                      (277,923)      (164,879)
Shares outstanding, beginning of year                  1,254,327      1,419,206
--------------------------------------------------------------------------------
Shares outstanding, end of year                          976,404      1,254,327
================================================================================

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

6. COMMITMENTS AND CONTINGENCIES

The Funds indemnify the Trust's officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

--------------------------------------------------------------------------------
Portfolio of Investments
Core Bond Fund - September 30, 2006
--------------------------------------------------------------------------------

                                                                                                     MARKET
    SHARES     INVESTMENT SECURITIES -- 105.0%                                                       VALUE
-------------------------------------------------------------------------------------------------------------------

               PREFERRED STOCKS -- 1.2%
      215,000  BAC Capital Trust XI                                                               $    226,819
       12,500  Citigroup VIII                                                                          314,001
        4,300  USB Capital IV                                                                          109,005
        2,718  Wells Fargo Capital IX                                                                   62,405
-------------------------------------------------------------------------------------------------------------------
               TOTAL PREFERRED STOCKS                                                             $    712,230
-------------------------------------------------------------------------------------------------------------------

   PRINCIPAL                                                                                         MARKET
    AMOUNT     CORPORATE BONDS -- 23.6%                                                              VALUE

$     430,000  PSI Energy Inc, 7.850%, 10/15/07                                                   $    440,329
      180,000  Ameritech Capital Funding, 6.150%, 1/15/08                                              181,020
      575,000  Union Pacific Corp, 6.625%, 2/1/08                                                      584,432
      275,000  Miller Brewing Company 144a, 4.250%, 8/15/08                                            269,593
      495,000  International Lease Finance Corp, 4.350%, 9/15/08                                       486,858
      180,000  May Department Stores, 5.950%, 11/1/08                                                  181,457
      225,000  Capital One Bank, 4.250%, 12/1/08                                                       220,093
      495,000  Bank One Corp, 6.000%, 2/17/09                                                          503,436
      300,000  British Sky Broadcasting, 6.875%, 2/23/09                                               309,983
      455,000  Countrywide Home Loan, 4.125%, 9/15/09                                                  440,779
      100,000  Comcast Corp, 5.850%, 1/15/10                                                           101,420
      350,000  Goldman Sachs Group Inc, 4.500%, 6/15/10                                                341,994
      275,000  Mohawk Industries Inc, 5.750%, 1/15/11                                                  273,841
      275,000  Deutsche Telecom, 5.375%, 3/23/11                                                       273,659
      330,000  Kellogg Company, 6.600%, 4/1/11                                                         347,216
      325,000  Citigroup Inc, 5.600%, 4/27/11                                                          328,046
      235,000  Viacom Inc 144a, 5.750%, 4/30/11                                                        234,531
      290,000  EOP Operating LP, 7.000%, 7/15/11                                                       306,982
      350,000  Sing Telecommunications, 6.375%, 12/1/11                                                366,131
      125,000  Morgan Stanley, 5.625%, 1/9/12                                                          126,620
      185,000  Alcoa Inc, 6.000%, 1/15/12                                                              190,501
      250,000  John Deere Capital Corp, 7.000%, 3/15/12                                                269,835
      150,000  General Electric Company, 5.000%, 2/1/13                                                148,305
      175,000  Pulte Homes Inc, 6.250%, 2/15/13                                                        176,678
      130,000  Embarq Corp, 6.738%, 6/1/13                                                             133,754
      250,000  New York Life Global Funding 144a, 5.375%, 9/15/13                                      251,799
      115,000  Comcast Corp, 5.300%, 1/15/14                                                           111,993
      330,000  Statoil 144a, 5.125%, 4/30/14                                                           323,745
      455,000  Citigroup Inc, 5.000%, 9/15/14                                                          443,296
      400,000  Caterpillar Financial Services Corp, 4.750%, 1/17/15                                    383,304
      250,000  Southern Power Company, 4.875%, 7/15/15                                                 236,662
      300,000  Carolina Power & Light, 5.250%, 12/15/15                                                294,978
      425,000  Home Depot Inc, 5.400%, 3/1/16                                                          422,195
      330,000  Lehman Brothers Holdings, 5.500%, 4/4/16                                                328,781
      225,000  National Grid PLC, 6.300%, 8/1/16                                                       233,433
      305,000  Siemens Financier 144a, 5.750%, 10/17/16                                                309,568
      250,000  Ras Laffan Lng II 144a, 5.298%, 9/30/20                                                 240,795
      235,000  Pepsi Bottling Group Inc, 7.000%, 3/1/29                                                270,425

--------------------------------------------------------------------------------
Core Bond Fund (Continued)
--------------------------------------------------------------------------------

   PRINCIPAL                                                                                         MARKET
    AMOUNT     INVESTMENT SECURITIES -- 105.0% (CONTINUED)                                           VALUE
-------------------------------------------------------------------------------------------------------------------

               CORPORATE BONDS -- 23.6% (CONTINUED)

$     225,000  Kroger Company, 8.000%, 9/15/29                                                    $    256,994
      100,000  AOL Time Warner Inc, 7.700%, 5/1/32                                                     111,674
      175,000  Encana Corp, 6.500%, 8/15/34                                                            181,763
      210,000  Cons Edison Company of New York, 5.300%, 3/1/35                                         193,918
      150,000  Southern Copper, 7.500%, 7/27/35                                                        156,992
      200,000  BB&T Capital Trust I, 5.850%, 8/18/35                                                   191,249
      100,000  Fortune Brands Inc, 5.875%, 1/15/36                                                      93,582
      305,000  Southern Cal Edison, 5.625%, 2/1/36                                                     295,986
      210,000  Midamerican Energy Holdings 144a, 6.125%, 4/1/36                                        212,269
      145,000  Lockheed Martin Corp 144a, 6.150%, 9/1/36                                               151,945
      225,000  Commonwealth Bank Australia 144a, 6.024%, 3/29/49                                       224,845
      400,000  USB Capital IX, 6.189%, 4/15/49                                                         404,542
      150,000  Wachovia Capital Trust III, 5.800%, 8/29/49                                             150,407
      230,000  Danske Bank 144a, 5.914%, 12/29/49                                                      228,998
-------------------------------------------------------------------------------------------------------------------
               TOTAL CORPORATE BONDS                                                              $ 13,943,631
-------------------------------------------------------------------------------------------------------------------

               U.S. GOVERNMENT AGENCY OBLIGATIONS -- 4.4%

$   1,375,000  FNMA, 5.100%, 1/18/11                                                              $  1,365,786
    1,205,000  FHLMC, 6.000%, 6/27/11                                                                1,210,408
-------------------------------------------------------------------------------------------------------------------
               TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS                                           $  2,576,194
-------------------------------------------------------------------------------------------------------------------

               MORTGAGE-BACKED SECURITIES -- 52.0%

$     969,234  FHLB, 5.250%, 7/28/15                                                              $    952,272
      775,179  FNMA, 5.000%, 11/1/17                                                                   764,337
      151,932  FNMA, 4.500%, 1/1/18                                                                    147,041
      401,269  FNMA, 4.500%, 6/1/18                                                                    388,350
      111,676  GNMA, 3.750%, 9/20/24                                                                   112,618
      149,068  FNMA, 7.000%, 9/1/27                                                                    154,128
       83,146  GNMA, 4.000%, 10/17/29                                                                   78,813
       42,122  FHLMC, 7.000%, 5/1/30                                                                    43,800
       38,715  FNMA, 8.000%, 5/1/30                                                                     40,832
       14,027  GNMA, 8.000%, 7/15/30                                                                    14,852
      159,971  FNMA, 7.500%, 1/1/31                                                                    165,635
       63,285  FNMA, 6.500%, 6/1/31                                                                     64,408
      426,492  FNMA, 6.500%, 7/1/31                                                                    434,057
       33,736  FNMA, 8.000%, 7/16/31                                                                    35,581
      196,103  FNMA, 6.500%, 6/1/32                                                                    200,755
      258,200  FHLMC, 6.500%, 8/1/32                                                                   264,003
      128,263  FNMA, 6.500%, 8/1/32                                                                    131,093
      618,855  FHLMC, 6.500%, 9/1/32                                                                   632,764
       62,170  FNMA, 6.500%, 9/1/32                                                                     63,541
      348,262  FNMA, 6.500%, 9/1/32                                                                    355,947
      201,183  FNMA, 7.000%, 4/1/33                                                                    206,662
      155,076  FHLMC, 5.500%, 5/1/33                                                                   153,373
      493,329  FNMA, 5.000%, 6/1/33                                                                    476,063
    1,530,930  FNMA, 5.500%, 7/1/33                                                                  1,512,525
      152,421  FNMA, 6.000%, 7/1/33                                                                    153,458
----------------------------------------------------------------------------------------------------------------------

   PRINCIPAL                                                                                          MARKET
    AMOUNT     INVESTMENT SECURITIES -- 105.0% (CONTINUED)                                            VALUE
-------------------------------------------------------------------------------------------------------------------

               MORTGAGE-BACKED SECURITIES -- 52.0% (CONTINUED)

$     139,250  FHLMC, 5.000%, 8/1/33                                                              $    134,376
      597,624  FNMA, 4.500%, 8/1/33                                                                    560,376
      581,394  FNMA, 5.500%, 8/1/33                                                                    574,405
      852,057  IMSA 2003-2, 5.500%, 8/25/33                                                            846,196
      286,941  FNMA, 5.000%, 10/1/33                                                                   276,694
      272,946  FNMA, 5.000%, 10/1/33                                                                   263,198
      519,877  FNMA, 5.500%, 10/1/33                                                                   513,628
    1,500,000  FNMA, 5.500%, 10/30/33                                                                1,477,500
      186,647  FNMA, 5.000%, 11/1/33                                                                   179,981
    1,287,948  Wells Fargo Mortgage Backed Securities Trust, 4.993%, 2/25/34                         1,260,821
      632,848  FNMA, 5.000%, 4/1/34                                                                    609,356
      348,302  FNMA, 5.000%, 4/1/34                                                                    335,373
      146,508  FNMA, 5.000%, 5/1/34                                                                    141,070
      600,000  FNMA TBA, 6.000%, 10/1/34                                                               602,625
    1,500,000  CS First Boston Mortgage Securities Corp, 5.000%, 6/25/35                             1,476,051
      602,670  RAST 2005, 5.500%, 6/25/35                                                              591,288
    1,150,000  CWALT, 5.500%, 8/25/35                                                                1,143,126
      749,052  FNMA, 6.000%, 9/1/35                                                                    752,697
      761,385  FNMA, 6.000%, 9/1/35                                                                    761,623
    1,533,067  CS First Boston Mortgage Securities Corp, 5.500%, 10/25/35                            1,496,179
      740,912  Structured Asset Securities Corp, 5.500%, 10/25/35                                      724,937
      972,538  WMALT Mortgage Pass-Thru Certificates, 5.500%, 11/25/35                                 973,094
      653,420  SARM 2005-23, 5.450%, 1/25/36                                                           652,731
      437,121  RFMSI, 5.750%, 2/25/36                                                                  437,755
      189,579  FNMA, 6.500%, 4/1/36                                                                    193,060
      759,629  RAST 2006-A1, 6.000%, 4/25/36                                                           763,073
    1,655,528  FNMA, 6.000%, 7/1/36                                                                  1,663,162
    1,110,000  GE Capital Commercial Mortgage Corp, 3.915%, 11/10/38                                 1,071,860
    1,000,000  BSCMS 2005-PW10, 5.405%, 12/11/40                                                     1,004,544
      875,000  BSCMS 2005-PWR9, 4.871%, 9/11/42                                                        846,562
      930,000  Banc of America Commercial Mortgage Inc, 5.889%, 7/10/44                                966,562
-------------------------------------------------------------------------------------------------------------------
               TOTAL MORTGAGE-BACKED SECURITIES                                                   $ 30,840,811
-------------------------------------------------------------------------------------------------------------------

               U.S. TREASURY OBLIGATIONS -- 15.1%

$   1,090,000  U.S. Treasury Notes, 4.875%, 5/31/08                                               $  1,092,044
       40,000  U.S. Treasury Notes, 4.500%, 2/15/09                                                     39,858
      750,000  U.S. Treasury Notes, 4.875%, 5/15/09                                                    754,336
      795,000  U.S. Treasury Notes, 3.500%, 8/15/09                                                    771,461
    1,500,000  U.S. Treasury Notes, 4.625%, 8/31/11                                                  1,501,640
      240,000  U.S. Treasury Notes, 4.000%, 2/15/14                                                    230,766
    1,198,856  U.S. Treasury Inflation Protected Securities, 1.625%, 1/15/15                         1,140,319
      855,000  U.S. Treasury Notes, 5.125%, 5/15/16                                                    886,929
      720,000  U.S. Treasury Bonds, 4.875%, 8/15/16                                                    733,612
      125,000  U.S. Treasury Notes, 5.375%, 2/15/31                                                    135,010
    1,700,000  U.S. Treasury Bonds, 4.500%, 2/15/36                                                  1,628,944
-------------------------------------------------------------------------------------------------------------------
               TOTAL U.S. TREASURY OBLIGATIONS                                                    $  8,914,919
-------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   Core Bond Fund  (Continued)
--------------------------------------------------------------------------------

                                                                                                      MARKET
    SHARES     INVESTMENT SECURITIES -- 105.0% (CONTINUED)                                            VALUE
-------------------------------------------------------------------------------------------------------------------

               INVESTMENT FUNDS -- 8.7%

    5,165,335  Touchstone Institutional Money Market Fund *                                       $  5,165,335
-------------------------------------------------------------------------------------------------------------------

               TOTAL INVESTMENT SECURITIES -- 105.0% (Cost $62,237,091)                           $ 62,153,120

               LIABILITIES IN EXCESS OF OTHER ASSETS -- (5.0%)                                      (2,979,322)
-------------------------------------------------------------------------------------------------------------------
               NET ASSETS -- 100.0%                                                               $ 59,173,798
-------------------------------------------------------------------------------------------------------------------

 * Affiliated Fund, sub-advised by Fort Washington Investment Advisors, Inc.

See accompanying notes to portfolios of investments and notes to financial statements.

--------------------------------------------------------------------------------
Portfolio of Investments
High Yield Fund - September 30, 2006
--------------------------------------------------------------------------------

   PRINCIPAL                                                                                          MARKET
    AMOUNT     INVESTMENT SECURITIES -- 100.5%                                                        VALUE
-------------------------------------------------------------------------------------------------------------------

               CORPORATE BONDS -- 98.2%

$     477,012  American Airline, 9.710%, 1/2/07                                                   $    477,012
      200,000  CSC Holdings Inc, 7.875%, 12/15/07                                                      203,000
      200,000  Sequa Corp, 8.875%, 4/1/08                                                              208,000
      100,000  Semco Energy Inc, 7.125%, 5/15/08                                                        99,419
      200,000  Avista Corp, 9.750%, 6/1/08                                                             211,700
      300,000  Marsulex Inc, 9.625%, 7/1/08                                                            300,750
       19,000  AES Corp, 9.500%, 6/1/09                                                                 20,283
    1,528,000  CSC Holdings Inc, 8.125%, 7/15/09                                                     1,581,479
      266,000  Polyone Corp, 10.625%, 5/15/10                                                          285,950
    1,175,000  Ford Motor Credit Company, 7.875%, 6/15/10                                            1,144,307
      180,000  Pemex Project Fdg Master Trust, 9.125%, 10/13/10                                        201,510
       22,500  Dow Jones, 8.750%, 12/29/10                                                              23,175
    1,000,000  Houghton Mifflin Company, 8.250%, 2/1/11                                              1,027,500
       86,000  Stone Container Corp, 9.750%, 2/1/11                                                     88,580
      725,000  Allied Waste North America, 5.750%, 2/15/11                                             695,094
      750,000  Chemed Corp, 8.750%, 2/24/11                                                            778,125
      200,000  Briggs & Stratton Corp, 8.875%, 3/15/11                                                 220,009
      156,000  Samsonite Corp, 8.875%, 6/1/11                                                          163,410
    1,000,000  Fresenius Medical Capital Trust IV, 7.875%, 6/15/11                                   1,026,250
       87,000  MacDermid Inc, 9.125%, 7/15/11                                                           90,698
    1,250,000  Qwest Corp, 7.875%, 9/1/11                                                            1,312,499
      606,000  General Motors Accept Corp, 6.875%, 9/15/11                                             602,789
    1,250,000  Nalco Company, 7.750%, 11/15/11                                                       1,274,999
    1,100,000  Forest Oil Corp, 8.000%, 12/15/11                                                     1,138,500
      575,000  CMS Energy, 6.300%, 2/1/12                                                              569,250
    1,000,000  Communication & Power Inc, 8.000%, 2/1/12                                             1,000,000
    1,000,000  Bluewater Finance Ltd, 10.250%, 2/15/12                                               1,012,500
    1,000,000  United Rentals NA Inc, 6.500%, 2/15/12                                                  965,000
    1,200,000  Consol Energy Inc, 7.875%, 3/1/12                                                     1,236,000
      457,000  United Auto Group Inc, 9.625%, 3/15/12                                                  484,420
    1,000,000  M/I Homes Inc, 6.875%, 4/1/12                                                           862,500
      100,000  Alltrista Corp, 9.750%, 5/1/12                                                          105,500
      134,000  Polyone Corp, 8.875%, 5/1/12                                                            135,340
    1,000,000  El Paso Corp, 7.875%, 6/15/12                                                         1,037,500
    1,000,000  United Refining Company, 10.500%, 8/15/12                                             1,050,000
    1,010,000  US Oncology Inc, 9.000%, 8/15/12                                                      1,045,350
    1,000,000  Jefferson Smurfit Corp, 8.250%, 10/1/12                                                 957,500
    1,000,000  Owens-Brockway, 8.750%, 11/15/12                                                      1,055,000
      250,000  Stena AB, 9.625%, 12/1/12                                                               268,750
      750,000  Del Monte Corp, 8.625%, 12/15/12                                                        786,563
      800,000  Rogers Wireless Inc, 7.250%, 12/15/12                                                   837,000
      308,000  Lamar Media Corp, 7.250%, 1/1/13                                                        309,925
      530,000  Citizens Communications, 6.250%, 1/15/13                                                515,425
      761,000  Paramount Resources Ltd, 8.500%, 1/31/13                                                762,903
      800,000  Stewart Enterprises, 6.250%, 2/15/13                                                    740,000
      150,000  AES Corp 144a, 8.750%, 5/15/13                                                          160,875
      500,000  Semco Energy Inc, 7.750%, 5/15/13                                                       502,417
      500,000  Omnicare Inc, 6.125%, 6/1/13                                                            472,500
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
High Yield Fund (Continued)
--------------------------------------------------------------------------------

   PRINCIPAL                                                                                          MARKET
    AMOUNT     INVESTMENT SECURITIES -- 100.5% (CONTINUED)                                            VALUE
-------------------------------------------------------------------------------------------------------------------

               CORPORATE BONDS -- 98.2% (CONTINUED)

$     415,000  Edison Mission Energy 144a, 7.500%, 6/15/13                                        $    419,150
    1,000,000  Offshore Logistic, 6.125%, 6/15/13                                                      937,500
      945,000  Chaparral Steel Company, 10.000%, 7/15/13                                             1,053,675
    1,000,000  Range Resources Corp, 7.375%, 7/15/13                                                 1,005,000
      250,000  Reliant Resources Inc, 9.500%, 7/15/13                                                  259,375
      300,000  Texas Industries Inc, 7.250%, 7/15/13                                                   300,000
      441,000  Windstream Corp 144a, 8.125%, 8/1/13                                                    468,011
      773,000  Sungard Data Systems Inc, 9.125%, 8/15/13                                               800,055
    1,000,000  CIA Brasileira De Bebida, 8.750%, 9/15/13                                             1,152,500
      175,000  Ford Motor Credit Company, 7.000%, 10/1/13                                              162,372
      360,000  Rayovac Corp, 8.500%, 10/1/13**                                                         311,400
      633,000  Res-Care Inc, 7.750%, 10/15/13                                                          631,418
      500,000  Stena AB, 7.500%, 11/1/13                                                               491,250
      357,000  Dex Media Inc, .000%, 11/15/13                                                          300,773
    1,075,000  Dex Media Inc, .000%, 11/15/13                                                          905,688
      306,000  Dex Media Inc, 8.000%, 11/15/13                                                         303,705
    1,200,000  Pilgrims Pride Corp, 9.250%, 11/15/13                                                 1,230,000
    1,252,000  Cenveo Corp, 7.875%, 12/1/13                                                          1,186,270
    1,000,000  Overseas Shipholding Group, 8.750%, 12/1/13                                           1,070,000
      655,000  Pinnacle Foods Group Inc, 8.250%, 12/1/13                                               655,819
    1,300,000  Massey Energy Company, 6.875%, 12/15/13                                               1,176,500
      919,000  Mirant North America LLC, 7.375%, 12/31/13                                              920,149
    1,000,000  K Hovnanian Enterprises, 6.500%, 1/15/14                                                915,000
      379,000  Sungard Data Systems Inc, 4.875%, 1/15/14                                               327,835
    1,140,000  Videotron Ltee, 6.875%, 1/15/14                                                       1,122,900
    1,220,000  NRG Energy Inc, 7.250%, 2/1/14                                                        1,210,850
      500,000  Station Casinos, 6.500%, 2/1/14                                                         468,125
    1,400,000  GCI Inc, 7.250%, 2/15/14                                                              1,350,999
      686,000  Rogers Wireless Inc, 6.375%, 3/1/14                                                     683,428
    1,006,000  Asbury Automotive Group, 8.000%, 3/15/14                                                993,425
      560,000  HCA Inc, 5.750%, 3/15/14                                                                439,600
      400,000  Trinity Industries Inc, 6.500%, 3/15/14                                                 391,000
      250,000  US Concrete Inc, 8.375%, 4/1/14                                                         240,313
    1,000,000  US Concrete Inc 144a, 8.375%, 4/1/14                                                    961,250
      187,000  Autonation Inc 144a, 7.000%, 4/15/14                                                    186,533
      322,000  Glencore Funding LLC 144a, 6.000%, 4/15/14                                              309,485
    1,000,000  International Steel Group, 6.500%, 4/15/14                                              987,500
    1,350,000  CHC Helicopter Corp, 7.375%, 5/1/14                                                   1,272,374
    1,197,000  Sensata Technologies BV 144a, 8.000%, 5/1/14                                          1,164,083
      500,000  Iasis Healthcare, 8.750%, 6/15/14                                                       483,750
      222,000  Sealy Mattress Company, 8.250%, 6/15/14                                                 226,440
    1,250,000  Foundation PA Coal Company, 7.250%, 8/1/14                                            1,256,249
    1,000,000  Fisher Scientific International, 6.750%, 8/15/14                                      1,017,500
    1,037,000  Panamsat Corp, 9.000%, 8/15/14                                                        1,070,703
      147,000  Lyondell Chemical Company, 8.000%, 9/15/14                                              148,838
      500,000  Petrobras International Finance, 7.750%, 9/15/14                                        553,250
      838,000  Dresser-Rand Group Inc, 7.375%, 11/1/14                                                 823,335
      500,000  Spectrum Brands Inc, 7.375%, 2/1/15                                                     400,000

   PRINCIPAL                                                                                          MARKET
    AMOUNT     INVESTMENT SECURITIES -- 100.5% (CONTINUED)                                            VALUE
-------------------------------------------------------------------------------------------------------------------

               CORPORATE BONDS -- 98.2% (CONTINUED)

$     949,000  Novelis Inc 144a, 8.250%, 2/15/15                                                  $    901,550
      245,000  Holly Energy Partners LP, 6.250%, 3/1/15                                                226,931
      500,000  Meritage Homes Corp, 6.250%, 3/15/15                                                    425,000
      400,000  AES Corp 144a, 9.000%, 5/15/15                                                          431,000
      395,000  Ventas Realty LP, 7.125%, 6/1/15                                                        406,356
      250,000  Georgia-Pacific Corp, 7.700%, 6/15/15                                                   248,750
    1,250,000  Beazer Homes USA, 6.875%, 7/15/15                                                     1,131,250
      620,000  Southern Copper Corp, 6.375%, 7/27/15                                                   618,359
      348,000  Lamar Media Corp 144a, 6.625%, 8/15/15                                                  333,645
    1,422,000  Mylan Laboratories Inc, 6.375%, 8/15/15                                               1,377,562
      392,000  Nell Af Sarl 144a, 8.375%, 8/15/15                                                      389,060
    1,246,000  Ikon Office Solutions, 7.750%, 9/15/15                                                1,280,264
    1,540,000  Gibraltar Industries Inc, 8.000%, 12/1/15                                             1,524,599
      518,000  Atlas Pipeline Partners, 8.125%, 12/15/15                                               527,065
      306,000  Omnicare Inc, 6.875%, 12/15/15                                                          297,203
    1,197,000  Case Corp, 7.250%, 1/15/16                                                            1,207,474
    1,000,000  Chesapeake Energy Corp, 6.875%, 1/15/16                                                 977,500
      427,000  DRS Technologies Inc, 6.625%, 2/1/16                                                    419,528
    1,360,000  HCA Inc, 6.500%, 2/15/16                                                              1,088,000
      285,000  Copano Energy LLC, 8.125%, 3/1/16                                                       288,563
      667,000  Quebecor Media Inc, 7.750%, 3/15/16                                                     667,834
      500,000  Service Corp International, 6.750%, 4/1/16                                              479,375
    1,250,000  Basic Energy Services 144a, 7.125%, 4/15/16                                           1,206,250
      944,000  Transcont Gas Pipe Corp 144a, 6.400%, 4/15/16                                           933,380
      219,000  Windstream Corp 144a, 8.625%, 8/1/16                                                    234,330
      717,000  Ashtead Capital Inc 144a, 9.000%, 8/15/16                                               745,680
      201,000  PNA Group Inc 144a, 10.750%, 9/1/16                                                     206,528
       98,000  Lyondell Chemical Company, 8.250%, 9/15/16                                               99,470
      395,000  Stena AB, 7.000%, 12/1/16                                                               372,288
      158,000  Service Corp International 144a, 8.000%, 6/15/17                                        151,285
      537,000  Chesapeake Energy Corp 144a, 6.500%, 8/15/17                                            503,438
    1,000,000  Gazprom International 144a, 7.201%, 2/1/20                                            1,050,000
    1,000,000  Broadwing Inc, 7.250%, 6/15/23                                                          960,000
    1,300,000  Ford Motor Company, 7.450%, 7/16/31**                                                 1,004,250
    1,088,000  General Motors Accept Corp, 8.000%, 11/1/31                                           1,137,592
      568,000  General Motors, 8.375%, 7/15/33**                                                       491,320
      800,000  Ava Capital Trust III, 6.500%, 4/1/34                                                   799,685
    1,500,000  Enterprise Products, 8.375%, 8/1/66                                                   1,578,874
-------------------------------------------------------------------------------------------------------------------
               TOTAL CORPORATE BONDS                                                              $ 91,513,869
-------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
High Yield Fund (Continued)
--------------------------------------------------------------------------------

                                                                                                      MARKET
SHARES         INVESTMENT SECURITIES -- 100.5% (CONTINUED)                                            VALUE
-------------------------------------------------------------------------------------------------------------------

               INVESTMENT FUNDS -- 2.3%

    2,151,747  Touchstone Institutional Money Market Fund*(a)                                     $  2,151,747
--------------------------------------------------------------------------------------------------------------

               TOTAL INVESTMENT SECURITIES -- 100.5% (Cost $94,529,919)                           $ 93,665,616

               LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.5%)                                        (462,077)

-------------------------------------------------------------------------------------------------------------------
               NET ASSETS -- 100.0%                                                               $ 93,203,539
-------------------------------------------------------------------------------------------------------------------

*     Affiliated Fund, sub-advised by Fort Washington Investment Advisors, Inc.

** All or a portion of the security is on loan. The total value of securities on loan as of September 30, 2006, was $1,788,883.

(a) As of September 30, 2006, $1,873,693 represents collateral for securities loaned.

See accompanying notes to portfolios of investments and notes to financial statements.

--------------------------------------------------------------------------------
Portfolio of Investments
Institutional Money Market Fund - September 30, 2006
--------------------------------------------------------------------------------

   PRINCIPAL
     AMOUNT    INVESTMENT SECURITIES -- 99.2%                                                        VALUE
-------------------------------------------------------------------------------------------------------------------

               CORPORATE BONDS -- 28.5%

$     135,000  Citigroup Inc, 7.125%, 10/1/06                                                     $    135,000
    1,500,000  Caterpillar Financial Services Corp, 2.500%, 10/3/06                                  1,499,813
      100,000  Bear Stearns Company Inc, 7.250%, 10/15/06                                              100,091
    1,010,000  Bank One Corp, 7.000%, 10/16/06                                                       1,010,953
      500,000  Bayerische Landesbank, 2.600%, 10/16/06                                                 499,514
    2,000,000  Alabama Power Company, 5.761%, 10/23/06                                               2,002,997
    1,750,000  General Electric Capital Corp, 6.500%, 11/1/06                                        1,751,869
    5,630,000  HSBC Finance Corp, 7.000%, 11/1/06                                                    5,640,361
    4,630,000  Amsouth Bank NA, 2.820%, 11/3/06                                                      4,621,218
    1,939,000  First Union Corp, 6.750%, 11/15/06                                                    1,942,949
      300,000  HSBC Finance Corp, 2.650%, 11/15/06                                                     298,906
      250,000  HSBC Finance Corp, 2.900%, 11/15/06                                                     249,422
      696,000  US Bank NA, 2.850%, 11/15/06                                                            694,297
    2,500,000  Wachovia Corp, 6.625%, 11/15/06                                                       2,505,514
   12,203,000  Alabama Power Company, 2.800%, 12/1/06                                               12,155,815
      100,000  JP Morgan Chase & Company, 3.125%, 12/11/06                                              99,518
    2,675,000  Regions Bank, 2.900%, 12/15/06                                                        2,662,116
    1,280,000  Bear Stearns Company Inc, 5.700%, 1/15/07                                             1,283,139
      550,000  HSBC Finance Corp, 4.650%, 1/15/07                                                      548,880
    1,000,000  JP Morgan Chase & Company, 6.875%, 1/15/07                                            1,004,568
    1,138,000  Merrill Lynch & Company, 7.000%, 1/15/07                                              1,143,916
      330,000  Morgan Stanley Dean Witter Inc, 8.330%, 1/15/07                                         333,019
      785,000  MBNA Corp, 6.250%, 1/17/07                                                              787,696
      460,000  Caterpillar Financial Services Corp, 2.625%, 1/30/07                                    455,679
    4,565,000  Fifth Third Bank, 2.700%, 1/30/07                                                     4,531,298
    7,375,000  HSBC Finance Corp, 5.750%, 1/30/07                                                    7,391,112
    1,410,000  Bank of America Corp, 5.250%, 2/1/07                                                  1,411,439
    1,498,000  JP Morgan Chase & Company, 7.125%, 2/1/07                                             1,508,251
    1,000,000  Merrill Lynch & Company, 5.360%, 2/1/07                                               1,000,839
    1,850,000  US Bank NA, 2.870%, 2/1/07                                                            1,834,334
      100,000  Caterpillar Financial Services Corp, 3.000%, 2/15/07                                     99,316
    1,086,000  Bear Stearns Company Inc, 7.000%, 3/1/07                                              1,094,562
      950,000  HSBC Finance Corp, 7.875%, 3/1/07                                                       959,149
    1,000,000  Morgan Stanley Dean Witter, 6.875%, 3/1/07                                            1,004,786
    8,445,000  National Rural Utilities, 6.500%, 3/1/07                                              8,489,231
    1,300,000  US Bank NA, 2.400%, 3/12/07                                                           1,283,694
    1,670,000  American General Finance, 5.750%, 3/15/07                                             1,671,961
      575,000  BP Capital Markets PLC, 2.625%, 3/15/07                                                 567,534
      575,000  Deutsche Bank AG New York, 5.390%, 3/15/07                                              575,000
      500,000  HSBC Finance Corp, 6.000%, 3/15/07                                                      501,053
      650,000  Bank One NA IL, 5.500%, 3/26/07                                                         649,903
    1,000,000  Bank of Montreal, 7.800%, 4/1/07                                                      1,011,530
    3,965,000  Gannett Company Inc, 5.500%, 4/1/07                                                   3,964,154
      295,000  Morgan Stanley Dean Witter, 5.800%, 4/1/07                                              295,349
      383,000  SLM Corp, 5.625%, 4/10/07                                                               383,421
    2,950,000  McDonald's Corp, 5.375%, 4/30/07                                                      2,948,103
    3,316,000  Bank One Corp, 7.600%, 5/1/07                                                         3,355,966
    1,000,000  Bank One Corp, 7.125%, 5/15/07                                                        1,010,471

--------------------------------------------------------------------------------
Institutional Money Market Fund (Continued)
--------------------------------------------------------------------------------

   PRINCIPAL
     AMOUNT    INVESTMENT SECURITIES -- 99.2% (CONTINUED)                                            VALUE
-------------------------------------------------------------------------------------------------------------------

               CORPORATE BONDS -- 28.5% (CONTINUED)

$   2,065,000  Caterpillar Financial Services, 3.100%, 5/15/07                                    $  2,033,599
      500,000  HSBC Finance Corp, 5.900%, 5/15/07                                                      500,520
    1,658,000  HSBC Finance Corp, 7.650%, 5/15/07                                                    1,679,571
      447,000  General Electric Capital Corp, 8.700%, 5/21/07                                          455,930
      285,000  JP Morgan Chase & Company, 5.250%, 5/30/07                                              284,502
      500,000  Rabobank, 5.140%, 5/31/07                                                               499,190
    1,620,000  BNP Paribas, 8.350%, 6/15/07                                                          1,649,234
    1,000,000  BNP Paribas, 8.350%, 6/15/07                                                          1,019,700
      524,000  Caterpillar Financial Services, 4.875%, 6/15/07                                         520,986
      273,000  General Electric Capital Corp, 5.000%, 6/15/07                                          271,629
    2,300,000  Union Planters Bank, 5.125%, 6/15/07                                                  2,291,346
    9,682,000  ABN AMRO Bank Chicago, 7.125%, 6/18/07                                                9,793,038
    1,350,000  Suntrust Bank, 5.050%, 7/1/07                                                         1,345,463
      650,000  Suntrust Bank, 6.900%, 7/1/07                                                           656,516
    2,685,000  Georgia Power Company, 4.875%, 7/15/07                                                2,674,411
      350,000  Bank of America Corp, 6.625%, 8/1/07                                                    353,535
    1,110,000  McDonald's Corp, 6.500%, 8/1/07                                                       1,118,781
      450,000  US Bancorp, 6.875%, 9/15/07                                                             455,673
-------------------------------------------------------------------------------------------------------------------
               TOTAL CORPORATE BONDS                                                              $118,573,330
-------------------------------------------------------------------------------------------------------------------


               U.S. GOVERNMENT AGENCY OBLIGATIONS -- 1.3%

$     250,000  Overseas Private Investment Corp, 5.230%, 10/1/06                                  $    250,000
    5,058,140  Overseas Private Investment Corp, 5.270%, 10/4/06                                     5,057,942
-------------------------------------------------------------------------------------------------------------------
               TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS                                           $  5,307,942
-------------------------------------------------------------------------------------------------------------------

               VARIABLE RATE DEMAND NOTES -- 57.6%

$     925,000  CO Hlth Facs Auth Rev, 5.340%, 10/1/06                                             $    925,000
      600,000  WA St HFC MFH Rev (Woodland Retirement), 5.400%, 10/1/06                                600,000
    4,000,000  Wellington Green LLC, 5.350%, 10/1/06                                                 4,000,000
    3,825,000  Yuengling Beer Company Inc, 5.360%, 10/1/06                                           3,825,000
    3,000,000  Ogden City UT Redev Agy Rev, 5.480%, 10/3/06                                          3,000,000
      300,000  2880 Stevens Creek LLC, 5.370%, 10/4/06                                                 300,000
      400,000  Central Concrete Supermix FRN, 5.310%, 10/4/06                                          400,000
    1,350,000  Malone College, 5.430%, 10/4/06                                                       1,350,000
       80,000  Santa Clara Co CA Hsg Auth MFH Rev (Willows), 5.530%, 10/4/06                            80,000
    2,000,000  179 Lincoln Hwy / Mealey, 5.430%, 10/5/06                                             2,000,000
      300,000  Alameda Co CA IDA Rev (Bema Electronic), 5.370%, 10/5/06                                300,000
    2,000,000  Albany NY IDA Civic Fac Rev (Albany Med Ctr), 5.350%, 10/5/06                         2,000,000
      575,000  Allegheny Co PA Redev Auth (Brentwood Towne Square), 5.470%, 10/5/06                    575,000
    3,085,000  American Micro Products FRN, 5.350%, 10/5/06                                          3,085,000
      325,000  Automated Packaging Sys, 5.430%, 10/5/06                                                325,000
    1,010,000  Bluegrass Paving Inc FRN, 5.420%, 10/5/06                                             1,010,000
    3,040,000  Buckley Investments, 5.370%, 10/5/06                                                  3,040,000
    1,455,000  CA Statewide Cmntys Dev Auth Rev (Park David), 5.400%, 10/5/06                        1,455,000
    4,750,000  CCO LLC, 5.370%, 10/5/06                                                              4,750,000
    5,954,000  Class B Rev Bnd Ctf Ser 2004-2, 5.574%, 10/5/06                                       5,954,000

   PRINCIPAL
    AMOUNT     INVESTMENT SECURITIES -- 99.2% (CONTINUED)                                             VALUE
-------------------------------------------------------------------------------------------------------------------

               VARIABLE RATE DEMAND NOTES -- 57.6% (CONTINUED)

$     515,000  CO HFA EDR, 5.410%, 10/5/06                                                        $    515,000
    5,737,000  Community Christian Church, 5.380%, 10/5/06                                           5,737,000
      385,000  Connelly / Brueshaber Partnership, 5.470%, 10/5/06                                      385,000
        5,000  Corp Finance Managers, 5.370%, 10/5/06                                                    5,000
    5,000,000  Cubba Capital II LLC, 5.350%, 10/5/06                                                 5,000,000
   11,615,000  Cubba Capital LLC, 5.350%, 10/5/06                                                   11,615,000
    6,850,000  Cunat Capital Corp, 5.360%, 10/5/06                                                   6,850,000
    3,005,000  Doering Family Ltd, 5.320%, 10/5/06                                                   3,005,000
    4,380,000  Eaglebend CO Affordable MFH Rev, 5.324%, 10/5/06                                      4,380,000
      400,000  Employers Resource Associates Inc, 5.420%, 10/5/06                                      400,000
    1,792,000  Fairway LLC, 5.340%, 10/5/06                                                          1,792,000
    1,435,000  Farley Investment Property, 5.370%, 10/5/06                                           1,435,000
    3,680,000  First Baptist Church of Tuscaloosa AL, 5.340%, 10/5/06                                3,680,000
    1,300,000  FL HFC Rev (Tuscany), 5.370%, 10/5/06                                                 1,300,000
      600,000  FL HFC Rev (Waterford Pointe), 5.420%, 10/5/06                                          600,000
   10,195,000  Grasshopper Investments, 5.320%, 10/5/06                                             10,195,000
    2,183,800  Harland Develop & Scott, 5.370%, 10/5/06                                              2,183,800
    5,000,000  Heart Center Cascades, 5.350%, 10/5/06                                                5,000,000
    3,320,000  HPC Capital LLC, 5.320%, 10/5/06                                                      3,320,000
    7,255,000  ID Hlth Facs Auth Rev, 5.350%, 10/5/06                                                7,255,000
    1,335,000  Independence Petroleum, 5.340%, 10/5/06                                               1,335,000
      875,000  Jake Sweeney Automotive, 5.320%, 10/5/06                                                875,000
    3,250,000  JJB Properties LLC OK Rev, 5.320%, 10/5/06                                            3,250,000
    4,935,000  JJJ Home Product Center, 5.410%, 10/5/06                                              4,935,000
      300,000  JL Capital One LLC, 5.470%, 10/5/06                                                     300,000
    2,715,000  JTJ Group LLC, 5.370%, 10/5/06                                                        2,715,000
    5,100,000  Jungs Station Associates, 5.350%, 10/5/06                                             5,100,000
    2,835,000  Louisville & Jefferson Co KY Metro Govt IDR, 5.370%, 10/5/06                          2,835,000
    3,000,000  M & P Richfield, 5.380%, 10/5/06                                                      3,000,000
    4,650,000  MA St Dev Fin Agy Rev (Bridgewell Inc), 5.350%, 10/5/06                               4,650,000
    2,730,000  Mack Industries Inc, 5.350%, 10/5/06                                                  2,730,000
    1,225,000  Mailender-Abel, 5.370%, 10/5/06                                                       1,225,000
      350,000  Matandy Steel & Metal Products, 5.340%, 10/5/06                                         350,000
    3,000,000  Medilucent MOB I Part, 5.330%, 10/5/06                                                3,000,000
    5,260,000  MI St Strategic Fd Ltd Rev, 5.360%, 10/5/06                                           5,260,000
    3,868,000  Mill St Village LLC, 5.520%, 10/5/06                                                  3,868,000
    3,045,000  Monte Cristo Enterprises FRN, 5.400%, 10/5/06                                         3,045,000
   19,445,000  Mountain Agency Inc, 5.470%, 10/5/06                                                 19,445,001
    2,375,000  Neighborhood Properties, 5.370%, 10/5/06                                              2,375,000
    6,800,000  OK Christian Univ, 5.370%, 10/5/06                                                    6,800,000
      300,000  P&P Investment Company Inc FRN, 5.430%, 10/5/06                                         300,000
      835,000  Paks Partners, 5.320%, 10/5/06                                                          835,000
    2,815,000  Plant City Church of God Ser 2004, 5.370%, 10/5/06                                    2,815,000
      400,000  Powell Healthcare Real Estate FRN, 5.420%, 10/5/06                                      400,000
    1,825,000  Rev Bd Ctf (Chimney Hills) Ser 2005-6, 5.570%, 10/5/06                                1,825,000
    5,315,000  Rev Bd Ctf (Greens of Merrill Creek) Ser 2005-3, 5.570%, 10/5/06                      5,315,000
    2,810,000  Rev Bd Ctf (Palm Bay) Ser 2004-23, 5.570%, 10/5/06                                    2,810,000
    1,820,000  Riverhead NY IDA IDR (Atlantis Marine), 5.350%, 10/5/06                               1,820,000

--------------------------------------------------------------------------------
Institutional Money Market Fund (Continued)
--------------------------------------------------------------------------------

   PRINCIPAL
     AMOUNT    INVESTMENT SECURITIES -- 99.2% (CONTINUED)                                             VALUE
-------------------------------------------------------------------------------------------------------------------

               VARIABLE RATE DEMAND NOTES -- 57.6% (CONTINUED)

$   1,265,000  Riverside Co CA IDA IDR (Advance Business), 5.430%, 10/5/06                        $  1,265,000
      500,000  Sacramento Co CA Hsg Auth MFH Rev (Deer Park Apts), 5.350%, 10/5/06                     500,000
      500,000  San Bernardino Co CA Hsg Auth MFH Rev, 5.370%, 10/5/06                                  500,000
    2,065,000  Southwestern IL Dev Auth IDR (Mattingly Lumber), 5.480%, 10/5/06                      2,065,000
    2,825,000  SPG Capital LLC, 5.360%, 10/5/06                                                      2,825,000
    2,570,000  St James Properties, 5.340%, 10/5/06                                                  2,570,000
    1,940,000  Temple Baptist Church, 5.360%, 10/5/06                                                1,940,000
      900,000  The Harper Company FRN, 5.450%, 10/5/06                                                 900,000
    1,000,000  Trust No B-2, 5.430%, 10/5/06                                                         1,000,000
      600,000  TX Student Hsg & Cmnty Affairs MFH (Post Oak), 5.400%, 10/5/06                          600,000
    3,740,000  Vista Funding Corp Ser 01-B, 5.340%, 10/5/06                                          3,740,000
      500,000  WA St HFC MFH Rev (Brittany Park), 5.350%, 10/5/06                                      500,000
    1,125,000  WA St HFC MFH Rev (Mallard Lakes), 5.370%, 10/5/06                                    1,125,000
      600,000  Wilmington Iron & Metal FRN, 5.380%, 10/5/06                                            600,000
    3,750,000  Winnebago Co IL Indl Dev, 5.430%, 10/5/06                                             3,750,000
    3,610,000  Bel Air Investments LLC, 5.480%, 10/6/06                                              3,610,000
      795,000  First Church of Nazarene Pascagoula MS, 5.480%, 10/6/06                                 795,000
    4,385,000  Pearlstine Distributors, 5.380%, 10/6/06                                              4,385,000
-------------------------------------------------------------------------------------------------------------------
               TOTAL VARIABLE RATE DEMAND NOTES                                                   $239,509,801
-------------------------------------------------------------------------------------------------------------------

               TAXABLE MUNICIPAL BONDS -- 5.0%

$   1,700,000  Tulane University LA, 8.000%, 10/1/06                                              $  1,700,000
    1,675,000  Graves Co KY Indl Rev, 5.380%, 10/5/06                                                1,675,000
    4,320,000  HPC Capital LLC, 5.320%, 10/5/06                                                      4,319,999
    2,500,000  IL Fin Auth Rev, 5.380%, 10/5/06                                                      2,500,000
    1,165,000  LA Loc Govt Envir Facs Cmnty Dev Auth Rev, 5.400%, 10/5/06                            1,165,000
    1,555,000  Butler Co OH BANS, 4.600%, 10/12/06                                                   1,555,000
      765,000  Austin TX Rent Car Spl Fac Rev, 6.100%, 11/15/06                                        765,987
      430,000  CA Statewide Cmntys Dev Auth Rev, 4.000%, 11/15/06                                      429,345
    1,500,000  OH Elec Energy Acquisition Corp II, 4.300%, 2/15/07                                   1,491,937
    3,500,000  Camden Co NJ Impt Auth Rev, 5.740%, 8/1/07                                            3,500,000
    1,555,000  Buter Co OH BANS LTGO, 5.500%, 9/20/07                                                1,555,000
-------------------------------------------------------------------------------------------------------------------
               TOTAL TAXABLE MUNICIPAL BONDS                                                      $ 20,657,268
-------------------------------------------------------------------------------------------------------------------

               TIME DEPOSITS -- 5.1%

$   4,210,000  Bank of Montreal, 5.350%, 10/2/06                                                  $  4,210,000
   17,000,000  BNP Paribas, 5.350%, 10/2/06                                                         17,000,000
-------------------------------------------------------------------------------------------------------------------
               TOTAL TIME DEPOSITS                                                                $ 21,210,000
-------------------------------------------------------------------------------------------------------------------

               CERTIFICATE OF DEPOSIT -- 1.2%

$   5,000,000  Royal Bank of Canada NY, 5.490%, 10/2/07                                           $  5,000,000
-------------------------------------------------------------------------------------------------------------------

   PRINCIPAL
    AMOUNT     INVESTMENT SECURITIES -- 99.2% (CONTINUED)                                             VALUE
-------------------------------------------------------------------------------------------------------------------

               COMMERCIAL PAPER -- 0.5%

$   1,942,000  Fairway Finance Corp, 10/2/06                                                      $  1,941,710
-------------------------------------------------------------------------------------------------------------------

               TOTAL INVESTMENT SECURITIES -- 99.2% (Amortized Cost $412,200,051)                 $412,200,051

               OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.8%                                         3,389,656

-------------------------------------------------------------------------------------------------------------------
               NET ASSETS -- 100.0%                                                               $415,589,707
-------------------------------------------------------------------------------------------------------------------

See accompanying notes to portfolios of investments and notes to financial statements.

--------------------------------------------------------------------------------
Portfolio of Investments
Money Market Fund - September 30, 2006
--------------------------------------------------------------------------------

   PRINCIPAL
     AMOUNT    INVESTMENT SECURITIES -- 99.4%                                                         VALUE
-------------------------------------------------------------------------------------------------------------------

               CORPORATE BONDS -- 28.8%

$     335,000  ChevronTexaco Corp, 8.250%, 10/1/06                                                $    335,000
      275,000  Citigroup Global Markets, 7.125%, 10/1/06                                               275,000
      122,000  Golden State Bancorp, 10.000%, 10/1/06                                                  122,000
      250,000  Caterpillar Financial Services Corp, 2.500%, 10/3/06                                    249,958
      700,000  American Express, 5.420%, 10/15/06                                                      700,127
      175,000  Bank of America Corp, 4.750%, 10/15/06                                                  174,937
      440,000  First Union, 7.125%, 10/15/06                                                           440,260
    1,100,000  Bank One Corp, 7.000%, 10/16/06                                                       1,100,973
      810,000  American Express, 5.330%, 10/18/06                                                      810,001
    1,000,000  Alabama Power Company, 5.761%, 10/23/06                                               1,001,498
      690,000  General Electric Capital Corp, 6.500%, 11/1/06                                          690,555
    1,172,000  Suntrust Bank, 2.500%, 11/1/06                                                        1,169,596
      680,000  Wachovia Corp, 4.950%, 11/1/06                                                          679,625
    2,170,000  Precision Radiotherapy, 5.370%, 11/2/06                                               2,169,999
      125,000  Amsouth Bank NA, 2.820%, 11/3/06                                                        124,724
      345,000  General Electric Capital Corp, 3.125%, 11/9/06                                          344,358
      100,000  American General Finance, 3.000%, 11/15/06                                               99,689
      100,000  Caterpillar Financial Services Corp, 3.000%, 11/15/06                                    99,737
      150,000  CitiFinancial, 6.625%, 11/15/06                                                         150,295
      761,000  US Bancorp, 2.850%, 11/15/06                                                            759,023
      400,000  Wachovia Corp, 6.625%, 11/15/06                                                         400,581
      244,000  Wells Fargo Company, 6.875%, 11/15/06                                                   244,367
    4,265,000  Alabama Power Company, 2.800%, 12/1/06                                                4,248,058
      124,000  General Electric Capital Corp, 7.875%, 12/1/06                                          124,493
      440,000  UnionBanCal Corp, 5.750%, 12/1/06                                                       440,477
      198,000  JP Morgan Chase & Company, 3.125%, 12/11/06                                             197,180
      125,000  Deutsche Bank Financial, 6.700%, 12/13/06                                               125,279
      410,000  Regions Bank, 2.900%, 12/15/06                                                          408,078
      660,000  Bear Stearns Company Inc, 5.700%, 1/15/07                                               661,491
      310,000  Fleetboston Financial Corp, 8.625%, 1/15/07                                             313,013
      114,000  General Electric Capital Corp, 2.800%, 1/15/07                                          113,058
      110,000  HSBC Finance Corp, 4.650%, 1/15/07                                                      109,729
      260,000  JP Morgan Chase & Company, 6.875%, 1/15/07                                              261,026
      672,000  Merrill Lynch & Company, 7.000%, 1/15/07                                                674,840
      541,000  Toyota Motor Credit Corp, 5.650%, 1/15/07                                               540,917
      170,000  Caterpillar Financial Services Corp, 2.625%, 1/30/07                                    168,308
    1,750,000  Fifth Third Bank, 2.700%, 1/30/07                                                     1,737,164
    1,578,000  HSBC Finance Corp, 5.750%, 1/30/07                                                    1,581,595
    1,811,000  Bank of America Corp, 5.250%, 2/1/07                                                  1,811,424
    1,320,000  JP Morgan Chase & Company, 7.125%, 2/1/07                                             1,328,434
      512,000  Merrill Lynch & Company, 5.360%, 2/1/07                                                 512,430
      875,000  US Bank NA, 2.870%, 2/1/07                                                              868,517
      130,000  Caterpillar Financial Services Corp, 3.000%, 2/15/07                                    128,796
      150,000  HSBC Finance Corp, 4.650%, 2/15/07                                                      149,474
      324,000  HSBC Finance Corp, 8.375%, 2/15/07                                                      327,378
      100,000  Intl Lease Finance Corp, 5.750%, 2/15/07                                                 99,992
      225,000  Bear Stearns Company Inc, 7.000%, 3/1/07                                                226,335
      300,000  Goldman Sachs Group LP, 7.200%, 3/1/07                                                  302,040

   PRINCIPAL
     AMOUNT    INVESTMENT SECURITIES -- 99.4% (CONTINUED)                                             VALUE
-------------------------------------------------------------------------------------------------------------------

               CORPORATE BONDS -- 28.8% (CONTINUED)

$     200,000  HSBC Finance Corp, 6.875%, 3/1/07                                                  $    201,207
      388,000  HSBC Finance Corp, 7.875%, 3/1/07                                                       391,441
      207,000  Morgan Stanley Dean Witter Inc, 6.875%, 3/1/07                                          208,080
    1,695,000  National Rural Utilities, 6.500%, 3/1/07                                              1,702,388
      422,000  Citigroup Inc, 5.000%, 3/6/07                                                           421,313
      125,000  BP Capital Markets PLC, 2.625%, 3/15/07                                                 123,313
      105,000  Caterpillar Financial Services Corp, 5.250%, 3/15/07                                    105,007
    1,000,000  HSBC Finance Corp, 5.000%, 3/15/07                                                      999,551
      425,000  Bank of Montreal, 7.800%, 4/1/07                                                        429,877
    3,584,000  Gannett Company Inc, 5.500%, 4/1/07                                                   3,581,467
      100,000  Morgan Stanley Dean Witter, 5.800%, 4/1/07                                              100,193
      281,000  SLM Corp, 5.625%, 4/10/07                                                               281,049
      100,000  Credit Suisse FB USA Inc, 5.750%, 4/15/07                                               100,039
      432,000  Merrill Lynch & Company, 3.000%, 4/30/07                                                425,753
    2,467,000  Bank One Corp, 7.600%, 5/1/07                                                         2,495,820
      475,000  Intl Lease Finance Corp, 3.125%, 5/3/07                                                 468,477
      375,000  Associates Corp, 5.960%, 5/15/07                                                        375,000
      610,000  Caterpillar Financial Services Corp, 3.100%, 5/15/07                                    600,811
      165,000  Citigroup Global Markets, 7.375%, 5/15/07                                               166,599
      125,000  General Electric Capital Corp, 3.375%, 5/15/07                                          123,264
      100,000  Mellon Bank NA, 7.375%, 5/15/07                                                         101,095
      415,000  Intl Lease Finance Corp, 5.625%, 6/1/07                                                 415,303
      275,000  HSBC Finance Corp, 3.870%, 6/7/07                                                       272,086
      350,000  Caterpillar Financial Services Corp, 4.875%, 6/15/07                                    348,345
      350,000  Comerica Bank, 7.250%, 6/15/07                                                          353,568
      900,000  Mellon Funding Corp, 4.875%, 6/15/07                                                    894,580
      125,000  Wells Fargo Company, 6.750%, 6/15/07                                                    126,030
    3,895,000  ABN AMRO Bank, 7.125%, 6/18/07                                                        3,939,362
      155,000  Bank of New York Company Inc, 5.200%, 7/1/07                                            154,459
      333,000  Citicorp Inc, 7.000%, 7/1/07                                                            335,586
      770,000  Suntrust Bank, 5.050%, 7/1/07                                                           767,438
      243,000  Wal-Mart, 4.375%, 7/12/07                                                               240,667
      643,000  Georgia Power Company, 4.875%, 7/15/07                                                  638,679
      161,000  US Bancorp, 5.100%, 7/15/07                                                             160,146
      334,000  General Electric Capital Corp, 3.450%, 7/16/07                                          328,579
      250,000  Key Bank NA, 5.000%, 7/17/07                                                            248,519
      373,000  National Rural Utilities, 3.240%, 7/23/07                                               365,655
    1,000,000  McDonald's Corp, 6.500%, 8/1/07                                                       1,007,811
      100,000  McDonald's Corp, 3.875%, 8/15/07                                                         98,618
      100,000  US Bancorp, 3.950%, 8/23/07                                                              98,704
      125,000  Citizens Property Insurance, 6.850%, 8/25/07                                            126,321
      200,000  US Bancorp, 6.875%, 9/15/07                                                             202,492
-------------------------------------------------------------------------------------------------------------------
               TOTAL CORPORATE BONDS                                                              $ 54,126,521
-------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Money Market Fund (Continued)
--------------------------------------------------------------------------------

   PRINCIPAL
     AMOUNT    INVESTMENT SECURITIES -- 99.4% (CONTINUED)                                            VALUE
-------------------------------------------------------------------------------------------------------------------

               VARIABLE RATE DEMAND NOTES -- 61.4%

$     195,000  Monroe Co NY IDR (Rochester Inst), 5.500%, 10/1/06                                 $    195,000
      400,000  Alachua Co FL HFA MFH Rev (Brookside Apts), 5.420%, 10/4/06                             400,000
      700,000  Berks Co PA IDA Rev, 5.380%, 10/4/06                                                    700,000
      285,000  FL HFC Rev (Valencia), 5.420%, 10/4/06                                                  285,000
    1,030,000  Greenville SC Mem Aud Dist Pub Fac Corp (Bi-Lo Ctr), 5.420%, 10/4/06                  1,030,000
    2,586,000  Hass Door Company & Nofziger Door Company Intl Inc, 5.380%, 10/4/06                   2,586,000
      760,000  Schenectady NY IDR (JMR Dev Company), 5.430%, 10/4/06                                   760,000
      796,000  Acme Investment Company, 5.380%, 10/5/06                                                796,000
    2,120,000  AM Investment Partners, 5.350%, 10/5/06                                               2,120,000
      490,000  American Watchmakers Institute, 5.520%, 10/5/06                                         490,000
      250,000  Berks Cardiologists, 5.380%, 10/5/06                                                    250,000
    2,000,000  Board of Church, 5.370%, 10/5/06                                                      2,000,000
    1,910,000  Boone Co KY Indl Bldg Rev (Hennegan Company), 5.320%, 10/5/06                         1,910,000
      715,000  Brundidge AL Combined Utilities Rev, 5.570%, 10/5/06                                    715,000
      375,000  CA Infra & Econ Dev Bk IDR (Bonny Doon), 5.430%, 10/5/06                                375,000
      730,000  CA Infra & Econ Dev Bk IDR (Studio Moulding), 5.430%, 10/5/06                           730,000
      400,000  CA Statewide CDA MFH Rev, 5.400%, 10/5/06                                               400,000
      300,000  CA Statewide CDA Rev (Canyon Hsg), 5.400%, 10/5/06                                      300,000
      340,000  CA Statewide CDA Rev (Cypress Villas), 5.410%, 10/5/06                                  340,000
      495,000  CA Statewide CDA Rev (Oakmont of Stockton LLC), 5.450%, 10/5/06                         495,000
      348,200  Campus Research Corp, 5.520%, 10/5/06                                                   348,200
      615,000  Carmel IN IDR (Telamon Corp), 5.490%, 10/5/06                                           615,000
      565,000  Carmel IN IDR (Telamon Corp) Ser 1996 B, 5.490%, 10/5/06                                565,000
    1,025,000  Century Motors Acura (Elizabeth Connelley Trust), 5.420%, 10/5/06                     1,025,000
      860,000  Century Motors VW (Elizabeth Connelley Trust), 5.420%, 10/5/06                          860,000
    4,400,000  Class B Revenue Bond Ctf Ser 2004-2, 5.574%, 10/5/06                                  4,400,000
      230,000  CO HFA EDR (Super Vacuum Mfg Company), 5.410%, 10/5/06                                  230,000
      165,000  Connelly / Brueshaber Partnership, 5.470%, 10/5/06                                      165,000
    1,050,000  Corp Finance Managers, 5.370%, 10/5/06                                                1,050,000
    3,115,000  Cunat Brothers Inc (William St Apt), 5.530%, 10/5/06                                  3,115,000
      420,000  Cunat Capital Corp (FawnRidge), 5.530%, 10/5/06                                         420,000
      675,000  CWB Investment LLC, 5.470%, 10/5/06                                                     675,000
      210,000  Diamond Dev Group Inc, 5.520%, 10/5/06                                                  210,000
      290,000  Eden Prairie MN IDR (SWB LLC), 5.820%, 10/5/06                                          290,000
      280,000  Employers Resource Associates Inc, 5.420%, 10/5/06                                      280,000
      633,000  Fitch Denney Funeral Home, 5.470%, 10/5/06                                              633,000
      500,000  FL HFC MFH (Avalon Reserve), 5.420%, 10/5/06                                            500,000
      400,000  Greater Valley CA Med Bldg LLP, 3.900%, 10/5/06                                         397,441
      314,000  Greencastle IN EDR (Round Barn Manor Apt), 5.440%, 10/5/06                              314,000
    4,220,000  Harter Lincoln Mercury, 5.390%, 10/5/06                                               4,220,000
    1,980,000  Heart Center Cascades, 5.350%, 10/5/06                                                1,980,000
      200,000  IL Dev Fin Auth Indl Rev, 5.630%, 10/5/06                                               200,000
      100,000  Jefferson Co KY Student Hsg (ULH Inc), 5.620%, 10/5/06                                  100,000
      200,000  JJB Properties LLC OK Rev (Rental Property), 5.320%, 10/5/06                            200,000
    1,700,000  JL Capital One LLC, 5.470%, 10/5/06                                                   1,700,000
    2,615,000  LA HFA MFH Rev (Restoration Baton Rouge), 5.420%, 10/5/06                             2,615,000
    3,230,000  LA Loc Govt Environmental Fac (Bioset Shreveport), 5.520%, 10/5/06                    3,230,000
      745,000  Lake Oswego OR Redev Agy Tax Incrmnt Rev, 5.370%, 10/5/06                               745,000

   PRINCIPAL
     AMOUNT    INVESTMENT SECURITIES -- 99.4% (CONTINUED)                                             VALUE
-------------------------------------------------------------------------------------------------------------------

               VARIABLE RATE DEMAND NOTES -- 61.4% (CONTINUED)

$   1,845,000  Louisiana Loc Govt Envir Facs CDA Rev Ser B, 5.420%, 10/5/06                       $  1,845,000
    1,300,000  M & M Drying LTD, 5.380%, 10/5/06                                                     1,300,000
      320,000  Macatawa Capital, 5.480%, 10/5/06                                                       320,000
    3,700,000  Medical Realty Group, 5.470%, 10/5/06                                                 3,700,000
      605,000  Memphis TN Hlth Ed & Hsg Fac Brd MFH Rev (Breezy Point Apt), 5.570%, 10/5/06            605,000
      390,000  Miami River Stone Company, 5.470%, 10/5/06                                              390,000
      730,000  Miklin Industries LLC, 5.470%, 10/5/06                                                  730,000
    2,000,000  Mill St Village LLC, 5.520%, 10/5/06                                                  2,000,000
    1,415,000  Monte Cristo Enterprises, 5.400%, 10/5/06                                             1,415,000
      810,000  Montgomery Co NY IDA Rev (CNB Fin Corp), 5.470%, 10/5/06                                810,000
    2,205,000  Moody's Professional Building, 5.470%, 10/5/06                                        2,205,000
    3,800,000  Mountain Agency Inc, 5.470%, 10/5/06                                                  3,800,000
    1,660,000  Mountain St University Inc WV Rev, 5.470%, 10/5/06                                    1,660,000
      550,000  MU LLC Taxable Notes, 5.520%, 10/5/06                                                   550,000
      330,000  New York NY IDA Civic Fac Rev, 5.420%, 10/5/06                                          330,000
      385,000  New York NY IDA Civic Fac Rev, 5.450%, 10/5/06                                          385,000
    1,280,000  Oklahoma Co OK Fin Auth IDR (Factory Direct), 5.480%, 10/5/06                         1,280,000
      105,000  PA St Higher Edl Facs Auth Rev, 5.500%, 10/5/06                                         105,000
      200,000  Powell Healthcare, 5.420%, 10/5/06                                                      200,000
    3,935,000  Revenue Bond Ctf Ser 2004-15 (Centennial East II Apts), 5.574%, 10/5/06               3,935,000
    1,625,000  Revenue Bond Ctf Ser 2004-19 (The Landings), 5.570%, 10/5/06                          1,625,000
    3,120,000  Revenue Bond Ctf Ser 2006-3 (Meridian Apts PJ), 5.570%, 10/5/06                       3,120,000
    1,012,000  Revenue Bond Ctf Ser 2006-7 (Sterling Park Apts), 5.574%, 10/5/06                     1,012,000
      280,000  Riverhead NY IDA IDR (Atlantis Marine), 5.350%, 10/5/06                                 280,000
      815,000  Riverside Co CA IDA IDR (Advance Business), 5.430%, 10/5/06                             815,000
    5,090,000  Shehata Said & Shehata, 5.470%, 10/5/06                                               5,090,000
      465,000  Shenandoah Valley Ltd, 5.480%, 10/5/06                                                  465,000
      685,000  Shumaker Loop & Kendrick, 5.380%, 10/5/06                                               685,000
      711,000  SO Realty LLC, 5.480%, 10/5/06                                                          711,000
    5,375,000  Springfield MO Redev Auth Rev (Univ Plaza Hotel), 5.520%, 10/5/06                     5,375,000
       70,000  St Charles Co MO IDA Rev (Austin Co), 5.530%, 10/5/06                                    70,000
       75,000  Suffolk Co NY IDR Civic Fac, 5.450%, 10/5/06                                             75,000
    3,100,000  Sycamore Creek Country Club Ser 2003, 5.470%, 10/5/06                                 3,100,000
      100,000  Terre Haute IN Intl Arprt Auth Rev (Tri Aerospace), 5.620%, 10/5/06                     100,000
      935,000  TKBMN LLC, 5.470%, 10/5/06                                                              935,000
    1,245,000  VP Pack LLC, 5.470%, 10/5/06                                                          1,245,000
      530,000  VT HFA Student Hsg (West Block), 5.420%, 10/5/06                                        530,000
      235,000  WA St HFC MFH Rev (Brittany Park), 5.350%, 10/5/06                                      235,000
    1,230,000  West Covina CA PFA Tax Allocation Rev, 5.410%, 10/5/06                                1,230,000
    1,355,000  Westwood Baptist Church, 5.390%, 10/5/06                                              1,355,000
      200,000  Wilmington Iron & Metal Company, 5.390%, 10/5/06                                        200,000
      515,000  ZECC Investments LLP, 5.520%, 10/5/06                                                   515,000
    2,675,000  Baldwin Bone & Joint Med Ctr LLC, 5.580%, 10/6/06                                     2,675,000
    1,040,000  Community Christian Schools Inc, 5.430%, 10/6/06                                      1,040,000
    2,510,000  Diaz-Upton LLC, 5.430%, 10/6/06                                                       2,510,000
      615,000  Green Valley Church (Birmingham), 5.430%, 10/6/06                                       615,000
    2,160,000  Defiance Metal Company, 5.350%, 11/2/06                                               2,160,000
    2,000,000  Pettitti Enterprises, 5.370%, 11/2/06                                                 2,000,000
-------------------------------------------------------------------------------------------------------------------
               TOTAL VARIABLE RATE DEMAND NOTES                                                   $115,292,641
-------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Money Market Fund (Continued)
--------------------------------------------------------------------------------

   PRINCIPAL
     AMOUNT    INVESTMENT SECURITIES -- 99.4% (CONTINUED)                                             VALUE
-------------------------------------------------------------------------------------------------------------------

               TAXABLE MUNICIPAL BONDS -- 7.2%

$     255,000  Edmond OK EDA Student Hsg Rev, 5.500%, 10/1/06                                     $    255,000
      415,000  Norwalk CA Redev Agy, 4.770%, 10/1/06                                                   415,000
    3,815,000  WA St MFH (Woodland), 5.400%, 10/1/06                                                 3,815,000
      290,000  Miami Beach FL Redev Agy Tax Incrmnt Rev, 8.800%, 10/5/06                               297,473
      600,000  Washington MO IDA Indl Rev, 5.450%, 10/5/06                                             600,000
      100,000  Cincinnati OH EDR, 3.720%, 11/1/06                                                       99,874
      150,000  CA Statewide CDA Rev, 4.000%, 11/15/06                                                  149,697
      200,000  NY State Env Facs Corp Income Tax Rev, 3.230%, 12/15/06                                 199,192
      465,000  Pataskala OH LTGO BANS, 6.000%, 12/29/06                                                465,547
      300,000  Bridgeport CT UTGO, 7.330%, 1/15/07                                                     302,025
      500,000  OH Elec Energy Acquisition Corp II, 4.300%, 2/15/07                                     497,312
    1,160,000  Ross Co OH EDR Notes (Sports & Culture), 5.750%, 3/15/07                              1,160,000
      100,000  Los Angeles Co CA Pension Oblig Ser D, 6.920%, 6/30/07                                  100,984
    1,000,000  Camden Co NJ Impt Auth Rev, 5.740%, 8/1/07                                            1,000,000
    2,600,000  MI Pub Edl Facs Auth Rev, 5.700%, 8/31/07                                             2,600,000
    1,500,000  Lebanon OH LTGO BANS (Telecom), 6.500%, 9/18/07                                       1,510,265
-------------------------------------------------------------------------------------------------------------------
               TOTAL TAXABLE MUNICIPAL BONDS                                                      $ 13,467,369
-------------------------------------------------------------------------------------------------------------------

               CERTIFICATES OF DEPOSIT -- 1.4%

$     100,000  LaSalle Bank Midwest CD, 4.250%, 11/2/06                                           $     99,880
-------------------------------------------------------------------------------------------------------------------
    2,500,000  Royal Bank of Canada NY, 5.490%, 10/2/07                                              2,500,000
-------------------------------------------------------------------------------------------------------------------
               TOTAL CERTIFICATES OF DEPOSIT                                                      $  2,599,880
-------------------------------------------------------------------------------------------------------------------

               COMMERCIAL PAPER -- 0.6%

$   1,058,000  Fairway Finance Corp, 10/2/06                                                      $  1,057,842
-------------------------------------------------------------------------------------------------------------------

               TOTAL INVESTMENT SECURITIES -- 99.4% (Amortized Cost $186,544,253)                 $186,544,253

               OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.6%                                         1,085,148
-------------------------------------------------------------------------------------------------------------------
               NET ASSETS -- 100.0%                                                               $187,629,401
-------------------------------------------------------------------------------------------------------------------

 See accompanying notes to portfolios of investments and notes to financial statements.

--------------------------------------------------------------------------------
Portfolio of Investments
U.S. Government Money Market Fund - September 30, 2006
--------------------------------------------------------------------------------

   PRINCIPAL
    AMOUNT     INVESTMENT SECURITIES -- 86.0%                                                        VALUE
-------------------------------------------------------------------------------------------------------------------
               U.S. GOVERNMENT AGENCY OBLIGATIONS -- 72.9%

$     200,000  Overseas Private Investment Corp, 5.230%, 10/1/06                                  $    200,000
    1,050,000  FFCB, 2.375%, 10/2/06                                                                 1,049,914
    2,697,674  Overseas Private Investment Corp, 5.270%, 10/4/06                                     2,697,675
      500,000  Overseas Private Investment Corp, 5.300%, 10/4/06                                       500,000
    1,455,000  Overseas Private Investment Corp, 5.300%, 10/4/06                                     1,455,001
      100,000  FHLMC, 2.750%, 10/6/06                                                                   99,965
      150,000  FHLB, 4.250%, 10/11/06                                                                  149,954
      100,000  FHLB, 2.330%, 10/16/06                                                                   99,874
      355,000  FHLB, 2.625%, 10/16/06                                                                  354,575
      100,000  FHLB, 2.875%, 10/25/06                                                                   99,825
      600,000  FHLMC, 3.000%, 11/9/06                                                                  598,438
      425,000  FHLB, 5.000%, 11/16/06                                                                  424,783
      250,000  FHLB, 3.100%, 11/17/06                                                                  249,227
      100,000  FHLB, 3.800%, 11/17/06                                                                   99,819
      400,000  FHLMC, 3.000%, 11/17/06                                                                 398,679
      500,000  FHLB, 3.230%, 11/28/06                                                                  498,362
      150,000  FHLB, 3.820%, 11/28/06                                                                  149,672
      125,000  FHLB, 3.200%, 11/29/06                                                                  124,513
      150,000  FHLMC, 2.500%, 12/4/06                                                                  149,191
      300,000  FFCB, 3.750%, 12/5/06                                                                   299,164
      155,000  FHLMC, 2.450%, 12/11/06                                                                 154,070
      250,000  FHLB, 2.320%, 12/19/06                                                                  248,313
      400,000  FNMA, 2.450%, 12/19/06                                                                  397,908
      105,000  FHLB, 2.625%, 12/26/06                                                                  104,349
      700,000  FNMA, 3.000%, 12/26/06                                                                  696,535
      195,000  FHLB, 3.100%, 12/28/06                                                                  193,926
      100,000  FHLB, 3.785%, 12/28/06                                                                   99,657
      125,000  FNMA, 4.750%, 1/2/07                                                                    124,770
      100,000  FNMA, 2.540%, 1/12/07                                                                    99,180
      300,000  FHLB, 2.260%, 1/16/07                                                                   297,332
      155,000  FHLB, 5.200%, 2/5/07                                                                    154,750
      200,000  FNMA, 3.000%, 3/2/07                                                                    197,853
      505,000  FNMA, 6.960%, 4/2/07                                                                    508,524
      304,000  FNMA, 7.150%, 4/11/07                                                                   306,482
      500,000  FHLMC, 3.000%, 4/25/07                                                                  493,049
      240,000  FHLB, 4.500%, 5/11/07                                                                   238,558
      190,000  FHLB, 3.530%, 5/23/07                                                                   187,540
      500,000  FFCB, 3.900%, 6/21/07                                                                   494,525
-------------------------------------------------------------------------------------------------------------------
               TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS                                           $ 14,695,952
-------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
U.S. Government Money Market Fund (Continued)
--------------------------------------------------------------------------------

   PRINCIPAL
    AMOUNT     INVESTMENT SECURITIES -- 86.0% (CONTINUED)                                            VALUE
-------------------------------------------------------------------------------------------------------------------

               VARIABLE RATE DEMAND NOTES -- 13.1%

$   1,300,000  FL HFC Rev (Tuscany)                                                               $  1,300,000
                  Guarantor:  FNMA, 5.370%, 10/5/06
-------------------------------------------------------------------------------------------------------------------
    1,050,000  Sacramento Co CA Hsg Auth MFH Rev (Deer Park Apts)                                    1,050,000
                  Guarantor: FNMA, 5.350%, 10/5/06
-------------------------------------------------------------------------------------------------------------------
      300,000  Simi Valley CA Hsg MFH Rev (Parker Ranch)                                               300,000
                  Guarantor: FNMA, 5.350%, 10/5/06
-------------------------------------------------------------------------------------------------------------------
               TOTAL VARIABLE RATE DEMAND NOTES                                                   $  2,650,000
-------------------------------------------------------------------------------------------------------------------
               TOTAL INVESTMENT SECURITIES -- 86.0%                                               $ 17,345,952
-------------------------------------------------------------------------------------------------------------------

    FACE
    AMOUNT     REPURCHASE AGREEMENTS -- 13.4%                                                        VALUE
-------------------------------------------------------------------------------------------------------------------

$  2,701,000   Morgan Stanley Dean Witter Inc 5.23% dated 09/29/06
                   due 10/02/06 repurchase proceeds                                               $  2,701,000
               $2,702,177 (Collateralized by $2,755,000 FHLB Range
                   Notes due 05/18/20; fair value $2,760,000)
-------------------------------------------------------------------------------------------------------------------

               TOTAL INVESTMENT SECURITIES AND REPURCHASE AGREEMENTS -- 99.4%
               (Amortized Cost $20,046,952)                                                       $ 20,046,952

               OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.6%                                           125,694
-------------------------------------------------------------------------------------------------------------------
               NET ASSETS -- 100.0%                                                               $ 20,172,646
-------------------------------------------------------------------------------------------------------------------

 See accompanying notes to portfolios of investments and notes to financial statements.

--------------------------------------------------------------------------------
Notes to Portfolios of Investments
September 30, 2006
--------------------------------------------------------------------------------

VARIABLE RATE DEMAND NOTES

A variable rate demand note is a security payable on demand at par whose terms provide for the periodic readjustment of its interest rate on set dates and which, at any time, can reasonably be expected to have a market value that approximates its par value. The interest rates shown represent the effective rates as of the report date. The dates shown represent the scheduled next reset dates.

PORTFOLIO ABBREVIATIONS:

BANS - Bond Anticipation Notes
CDA - Communities Development Authority
EDA - Economic Development Authority
EDR - Economic Development Revenue
FFCB - Federal Farm Credit Bank
FHLB - Federal Home Loan Bank
FHLMC - Federal Home Loan Mortgage Corporation
FNMA - Federal National Mortgage Association
FRN - Floating Rate Note
GNMA - Government National Mortgage Association
HFA - Housing Finance Authority
HFC - Housing Finance Corporation/Committee
IDA - Industrial Development Authority
IDR - Industrial Development Revenue
LTGO - Limited Tax General Obligation
MFH - Multi-Family Housing
PFA - Public Finance Authority
TBA - To Be Announced
UTGO - Unlimited Tax General Obligation
144a - This is a restricted security that was sold in a transaction exempt from Rule 144a of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers.

--------------------------------------------------------------------------------
Report of Independent Registered Public Accounting Firm
--------------------------------------------------------------------------------


To the Board of Trustees and Shareholders of Touchstone Investment Trust

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Touchstone Investment Trust, comprised of Touchstone Core Bond Fund, Touchstone High Yield Fund, Touchstone Institutional Money Market Fund, Touchstone Money Market Fund, and Touchstone U.S. Government Money Market Fund (the "Funds") as of September 30, 2006, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2006, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios comprising Touchstone Investment Trust at September 30, 2006, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                                         /s/ Ernst and Young LLP
Cincinnati, Ohio
November 15, 2006

--------------------------------------------------------------------------------
Other Items (Unaudited)
--------------------------------------------------------------------------------

PROXY VOTING DISCLOSURE

The Sub-Advisor is responsible for exercising the voting rights associated with the securities purchased and held by the Funds. A description of the policies and procedures that the Sub-Advisor uses in fulfilling this responsibility and information regarding how those proxies were voted during the twelve month period ended June 30, are available without charge upon request by calling toll free 1.800.543.0407. These items are also available on the Securities and Exchange Commission's (the Commission) Website at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The Trust files a complete listing of portfolio holdings for each Fund as of the end of the first and third quarters of each fiscal year on Form N-Q. The complete listing (i) is available on the Commission's Website; (ii) may be reviewed and copied at the Commission's Public Reference Room in Washington, DC; and (iii) will be made available to shareholders upon request by calling
1.800.543.0407. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

SUBSEQUENT EVENT

A Special Meeting of the Board of Trustees of the Trust was held on October 12, 2006, during which the following items were approved by the Board:

(i) Amended Compliance Services Agreement with Integrated, effective November 20, 2006 whereby, the annual compliance administration fee for the Trust will be $25,000.

(ii) Termination of the Sponsor Agreements between Touchstone Advisors, Inc. and the Trust effective December 31 ,2006;

(iii) Termination of the Administration and Accounting Services Agreements between the Trust and Integrated effective December 31, 2006.

(iv) Effective January 1, 2007, the appointment of Touchstone Advisors, Inc. as the Administrator of the Trust. The Amended Agreement permits the Advisor to appoint a sub-administrator to perform certain of the administrative services provided by the Amended Agreement. The Advisor will appoint Integrated Investment Services, Inc. (Integrated) as the sub-administrator and will pay Integrated's sub-administration fee out of the proceeds of its administration fee;

(v) Amended Transfer Agency Agreement with Integrated, effective January 1, 2007. The compensation structure will be standardized among all Funds at a per account rate of $25.00 for direct accounts, including omnibus, $15.00 for networked accounts and $5.00 for closed accounts; and

SCHEDULE OF SHAREHOLDER EXPENSES

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including reinvested dividends or other distributions; and (2) ongoing costs, including investment advisory fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Six Months Ended September 30, 2006" to estimate the expenses you paid on your account during this period.

--------------------------------------------------------------------------------
Other Items (Continued)
--------------------------------------------------------------------------------

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

                                                                                       EXPENSES
                                         NET EXPENSE    BEGINNING       ENDING        PAID DURING
                                            RATIO        ACCOUNT        ACCOUNT     THE SIX MONTHS
                                          ANNUALIZED      VALUE          VALUE          ENDED
                                         SEPTEMBER 30,   APRIL 1,     SEPTEMBER 30,  SEPTEMBER 30,
                                            2006           2006           2006           2006*
---------------------------------------------------------------------------------------------------

CORE BOND FUND

  Class A  Actual                            0.90%   $    1,000.00   $    1,034.90   $        4.59
  Class A  Hypothetical                      0.90%   $    1,000.00   $    1,020.56   $        4.56

  Class C  Actual                            1.65%   $    1,000.00   $    1,031.50   $        8.40
  Class C  Hypothetical                      1.65%   $    1,000.00   $    1,016.80   $        8.34

HIGH YIELD FUND

  Class A  Actual                            1.05%   $    1,000.00   $    1,015.40   $        5.31
  Class A  Hypothetical                      1.05%   $    1,000.00   $    1,019.80   $        5.32

  Class B  Actual                            1.80%   $    1,000.00   $    1,012.70   $        9.08
  Class B  Hypothetical                      1.80%   $    1,000.00   $    1,016.04   $        9.10

  Class C  Actual                            1.80%   $    1,000.00   $    1,012.70   $        9.08
  Class C  Hypothetical                      1.80%   $    1,000.00   $    1,016.04   $        9.10

INSTITUTIONAL MONEY MARKET FUND

           Actual                            0.20%   $    1,000.00   $    1,025.00   $        1.02
           Hypothetical                      0.20%   $    1,000.00   $    1,024.07   $        1.02

MONEY MARKET FUND

  Class A  Actual                            0.85%   $    1,000.00   $    1,022.00   $        4.31
  Class A  Hypothetical                      0.85%   $    1,000.00   $    1,020.81   $        4.31

  Class S  Actual                            1.15%   $    1,000.00   $    1,020.50   $        5.83
  Class S  Hypothetical                      1.15%   $    1,000.00   $    1,019.30   $        5.82

U.S. GOVERNMENT MONEY MARKET FUND

           Actual                            0.95%   $    1,000.00   $    1,021.30   $        4.81
           Hypothetical                      0.95%   $    1,000.00   $    1,020.31   $        4.81

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by [number of days in most recent fiscal half-year/365] (to reflect the one-half year period).

--------------------------------------------------------------------------------
Management of the Trust (Unaudited)
--------------------------------------------------------------------------------

Listed below is basic information regarding the Trustees and principal officers of the Trust. The Trust's Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 1.800.543.0407.

INTERESTED TRUSTEES(1):
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Number
                                                                                                    of Funds
                                                                                                    Overseen
                                               Term of                                              in the
Name                                           Office(2) And                                        Touchstone    Other
Address                  Position(s)           Length of              Principal Occupation(s)       Fund          Directorships
Age                      Held with Trust       Time Served            During Past 5 Years           Complex(3)    Held(4)
-----------------------------------------------------------------------------------------------------------------------------------
Jill T. McGruder         Trustee and           Until retirement at    Senior Vice President of      54            Director of
Touchstone Advisors,     President             age 75 or until she    The Western and Southern                    LaRosa's
Inc                                            resigns or is          Life Insurance Company.                     (a restaurant
303 Broadway                                   removed                President and a director of                 chain).
Cincinnati, OH                                 Trustee since 1999     IFS Financial Services,
Year of Birth: 1955                                                   Inc. (a holding company).
                                                                      She is a director of
                                                                      Capital Analysts
                                                                      Incorporated (an investment
                                                                      advisor and broker-dealer),
                                                                      Integrated Investment
                                                                      Services, Inc. (the Trust's
                                                                      administrator, accounting
                                                                      and transfer agent), IFS
                                                                      Fund Distributors, Inc. (a
                                                                      broker-dealer), Touchstone
                                                                      Advisors, Inc. (the Trust's
                                                                      investment advisor) and
                                                                      Touchstone Securities, Inc.
                                                                      (the Trust's distributor).
                                                                      She is also President and a
                                                                      director of IFS Agency
                                                                      Services, Inc. (an
                                                                      insurance agency), W&S
                                                                      Financial Group
                                                                      Distributors, Inc. (an
                                                                      annuity distributor) and
                                                                      IFS Systems, Inc.  She is
                                                                      Senior Vice President and a
                                                                      director of W&S Brokerage
                                                                      Services, Inc. (a
                                                                      broker-dealer). She is a
                                                                      director, President and
                                                                      Chief Executive Officer of
                                                                      Integrity Life Insurance
                                                                      Company and National
                                                                      Integrity Life Insurance
                                                                      Company.  She is President
                                                                      of Touchstone Tax-Free
                                                                      Trust, Touchstone
                                                                      Investment Trust,
                                                                      Touchstone Variable Series
                                                                      Trust, Touchstone Strategic
                                                                      Trust, Constellation Funds
                                                                      Group and Constellation
                                                                      Institutional Portfolios.
                                                                      She was President of
                                                                      Touchstone Advisors, Inc.,
                                                                      and Touchstone Securities,
                                                                      Inc. until 2004.

-----------------------------------------------------------------------------------------------------------------------------------
John F. Barrett          Trustee               Until retirement at    Chairman of the Board,        32        Director of The
The Western and                                age 75 or until he     President and Chief                     Andersons (an
Southern Life                                  resigns or is          Executive Officer of The                agribusiness and
Insurance Company                              removed                Western and Southern Life               retailing company);
400 Broadway                                   Trustee since 2002     Insurance Company, Western-             Convergys
Cincinnati, OH                                                        Southern Life Assurance                 Corporation (a
Year of Birth: 1949                                                   Company and Western &                   provider of business
                                                                      Southern Financial Group,               support systems and
                                                                      Inc.; Director and Chairman             customer care
                                                                      of Columbus Life Insurance              operations) and
                                                                      Company; Fort Washington                Fifth Third Bancorp.
                                                                      Investment Advisors, Inc.,
                                                                      Integrity Life Insurance
                                                                      Company and National
                                                                      Integrity Life Insurance
                                                                      Company; Director of Eagle
                                                                      Realty Group, Inc., Eagle
                                                                      Realty Investments, Inc.
                                                                      and Integrated Investment
                                                                      Services, Inc.; Director,
                                                                      Chairman and CEO of WestAd,
                                                                      Inc.; President and Trustee
                                                                      of Western & Southern
                                                                      Financial Fund, Inc.
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Management of the Trust (Continued)
--------------------------------------------------------------------------------

INDEPENDENT TRUSTEES:
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Number
                                                                                                    of Funds
                                                                                                    Overseen
                                               Term of                                              in the
Name                                           Office(2) And                                        Touchstone  Other
Address                  Position(s)           Length of              Principal Occupation(s)       Fund        Directorships
Age                      Held with Trust       Time Served            During Past 5 Years           Complex(3)  Held(4)
-----------------------------------------------------------------------------------------------------------------------------------
Richard L. Brenan        Trustee               Until retirement at    Retired Managing Partner of   32          Director of Wing
303 Broadway                                   age 75 or until he     KPMG LLP (a certified                     Eyecare Companies.
Cincinnati, OH                                 resigns or is removed  public accounting firm);
Year of Birth: 1944                            Trustee since 2005     Director of The National
                                                                      Underwriter Company (a
                                                                      publisher of insurance and
                                                                      financial service products)
                                                                      until 2003.

-----------------------------------------------------------------------------------------------------------------------------------
Phillip R. Cox           Trustee               Until retirement at    President and Chief           54          Director of the
303 Broadway                                   age 75 or until he     Executive Officer of Cox                  Federal Reserve Bank
Cincinnati, OH                                 resigns or is          Financial Corp. (a                        of Cleveland and
Year of Birth: 1947                            removed                financial services company).              Duke Energy (a
                                               Trustee since 1999                                               utility company);
                                                                                                                Chairman of The
                                                                                                                Cincinnati Bell
                                                                                                                Telephone Company
                                                                                                                LLC; Director of The
                                                                                                                Timken Company (a
                                                                                                                manufacturer of
                                                                                                                bearings, alloy
                                                                                                                steels and related
                                                                                                                products and
                                                                                                                services); Director
                                                                                                                of Diebold,
                                                                                                                Incorporated (a
                                                                                                                provider of
                                                                                                                integrated
                                                                                                                self-service
                                                                                                                delivery and
                                                                                                                security systems).

-----------------------------------------------------------------------------------------------------------------------------------
H. Jerome Lerner         Trustee               Until retirement at    Principal of HJL              32          None
303 Broadway                                   age 75 or until he     Enterprises (a privately
Cincinnati, OH                                 resigns or is          held investment company).
Year of Birth: 1938                            removed
                                               Trustee since 1981

-----------------------------------------------------------------------------------------------------------------------------------
Donald C. Siekmann       Trustee               Until retirement at    Executive for Duro Bag        54          None
303 Broadway                                   age 75 or until he     Manufacturing Co. (a bag
Cincinnati, OH                                 resigns or is          manufacturer);  President
Year of Birth: 1938                            removed                of Shor Foundation for
                                               Trustee since 2005     Epilepsy Research (a
                                                                      charitable foundation);
                                                                      Trustee of Riverfront Funds
                                                                      (mutual funds) from 1999 -
                                                                      2004.
-----------------------------------------------------------------------------------------------------------------------------------

Independent Trustees (Continued):
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Number
                                                                                                    of Funds
                                                                                                    Overseen
                                               Term of                                              in the
Name                                           Office(2) And                                        Touchstone  Other
Address                  Position(s)           Length of              Principal Occupation(s)       Fund        Directorships
Age                      Held with Trust       Time Served            During Past 5 Years           Complex(3)  Held(4)
-----------------------------------------------------------------------------------------------------------------------------------
Robert E.                Trustee               Until retirement at    Retired Partner of KPMG LLP   54          Trustee of
Stautberg                                      age 75 or until he     (a certified public                       Tri-Health Physician
303 Broadway                                   resigns or is          accounting firm). Vice                    Enterprise
Cincinnati, OH                                 removed                President of St. Xavier                   Corporation.
Year of Birth: 1938                            Trustee since 1999     High School.

-----------------------------------------------------------------------------------------------------------------------------------
John P. Zanotti          Trustee               Until retirement at    CEO, Chairman and Director    32          Director of QMed
303 Broadway                                   age 75 or until he     of Avaton, Inc. (a wireless               (a health care
Cincinnati, OH                                 resigns or is          entertainment company).                   company).
Year of Birth: 1948                            removed                President of Cincinnati
                                               Trustee since 2002     Biomedical (a life science
                                                                      and economic development
                                                                      company) from July 2003
                                                                      until 2005. CEO, Chairman
                                                                      and Director of Astrum
                                                                      Digital Information (an
                                                                      information monitoring
                                                                      company) from 2000 until
                                                                      2001; President of Great
                                                                      American Life Insurance
                                                                      Company from 1999 until
                                                                      2000.
-----------------------------------------------------------------------------------------------------------------------------------

(1) Ms. McGruder, as a director of Touchstone Advisors, Inc., the Trust's investment advisor, and Touchstone Securities, Inc., the Trust's distributor and an officer of affiliates of the advisor and distributor, is an "interested person" of the Trust within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Barrett, as President and Chairman of The Western and Southern Life Insurance Company and Western-Southern Life Assurance Company, parent companies of Touchstone Advisors, Inc. and Touchstone Securities, Inc., Chairman of Fort Washington Investment Advisors, Inc., a Trust sub-advisor and an officer of other affiliates of the advisor and distributor is an "interested person" of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.

(2) Each Trustee is elected to serve until the age of 75 or until he or she sooner resigns or is removed.

(3) The Touchstone Fund Complex consists of 5 series of the Trust, 8 series of Touchstone Strategic Trust, 4 series of Touchstone Tax-Free Trust, 15 variable annuity series of Touchstone Variable Series Trust, 19 series of Constellation Funds Group and 3 series of Constellation Institutional Portfolios.

(4) Each Trustee is also a Trustee of Touchstone Strategic Trust, Touchstone Tax-Free Trust and Touchstone Variable Series Trust. Ms. McGruder and Messrs. Cox, Siekmann and Stautberg are also Trustees of Constellation Funds Group and Constellation Institutional Portfolios.

--------------------------------------------------------------------------------
Management of the Trust (Continued)
--------------------------------------------------------------------------------

PRINCIPAL OFFICERS:
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Number
                                                                                                    of Funds
                                                                                                    Overseen
                                               Term of                                              in the
Name                                           Office(1) And                                        Touchstone    Other
Address                  Position(s)           Length of              Principal Occupation(s)       Fund          Directorships
Age                      Held with Trust       Time Served            During Past 5 Years           Complex(2)    Held
-----------------------------------------------------------------------------------------------------------------------------------
Jill T. McGruder         President  and        Until  resignation,    See biography above.          54            See biography
Touchstone               Trustee               removal or                                                         above.
Advisors, Inc.                                 disqualification
303 Broadway                                   President since
Cincinnati, OH                                 2004; President from
Year of Birth: 1955                            2000-2002

-----------------------------------------------------------------------------------------------------------------------------------
Brian E. Hirsch          Vice President and    Until  resignation,    Senior Vice                   54            None
Touchstone Advisors,     Chief Compliance      removal or             President-Compliance of IFS
Inc.                     Officer               disqualification       Financial Services, Inc.,
303 Broadway                                   Vice President since   Director of Compliance of
Cincinnati, OH                                 2003                   W&S Brokerage Services,
Year of Birth: 1956                                                   Inc.; Chief Compliance
                                                                      Officer
                                                                      of Puglisi & Co. from 2001
                                                                      until 2002.

-----------------------------------------------------------------------------------------------------------------------------------
James H. Grifo           Vice                  Until  resignation,    President of Touchstone       54            None
Touchstone Securities,   President             removal or             Securities, Inc. and
Inc.                                           disqualification       Touchstone Advisors, Inc.;
303 Broadway                                   Vice President since   Managing Director, Deutsche
Cincinnati, OH                                 2004                   Asset Management until 2001.
Year of Birth: 1951

-----------------------------------------------------------------------------------------------------------------------------------
William A. Dent          Vice President        Until  resignation,    Senior Vice President of      54            None
Touchstone Advisors,                           removal or             Touchstone Advisors, Inc.;
Inc.                                           disqualification       Marketing Director of
303 Broadway                                   Vice President since   Promontory Interfinancial
Cincinnati, OH                                 2004                   Network from 2002-2003;
Year of Birth: 1963                                                   Senior Vice President of
                                                                      McDonald Investments from
                                                                      1998 - 2001.

-----------------------------------------------------------------------------------------------------------------------------------
Terrie A. Wiedenheft     Controller and        Until  resignation,    Senior Vice President,        54            None
Touchstone               Treasurer             removal or             Chief Financial Officer and
Advisors, Inc.                                 disqualification       Treasurer of Integrated
303 Broadway                                   Controller since 2000  Investment Services, Inc.,
Cincinnati, OH                                 Treasurer since 2003   IFS Fund Distributors, Inc.
Year of Birth: 1962                                                   and W&S Brokerage Services,
                                                                      Inc.; Chief Financial
                                                                      Officer of IFS Financial
                                                                      Services, Inc., Touchstone
                                                                      Advisors, Inc. and
                                                                      Touchstone Securities, Inc.
                                                                      and Assistant Treasurer of
                                                                      Fort Washington Investment
                                                                      Advisors, Inc.

-----------------------------------------------------------------------------------------------------------------------------------
Jay S. Fitton            Secretary             Until  resignation,    Director and Senior Counsel   54            None
Integrated Investment                          removal or             of Integrated Investment
Services, Inc.                                 disqualification       Services, Inc. and IFS Fund
303 Broadway                                   Secretary since 2006   Distributors, Inc.
Cincinnati, OH
Year of Birth: 1970
-----------------------------------------------------------------------------------------------------------------------------------

(1) Each officer also holds the same office with Touchstone Tax-Free Trust, Touchstone Strategic Trust, Touchstone Variable Series Trust, Constellation Funds Group and Constellation Institutional Portfolios.

(2) The Touchstone Fund Complex consists of 5 series of the Trust, 8 series of Touchstone Strategic Trust, 4 series of Touchstone Tax-Free Trust, 15 variable annuity series of Touchstone Variable Series Trust, 19 series of Constellation Funds Group and 3 series of Constellation Institutional Portfolios.

TOUCHSTONE INVESTMENTS

DISTRIBUTOR
Touchstone Securities, Inc.
303 Broadway
Cincinnati, Ohio 45202-4203
800.638.8194
www.touchstoneinvestments.com

INVESTMENT ADVISOR
Touchstone Advisors, Inc.
303 Broadway
Cincinnati, Ohio 45202-4203

TRANSFER AGENT
Integrated Investment Services, Inc.
P.O. Box 5354
Cincinnati, Ohio 45201-5354

SHAREHOLDER SERVICE
800.543.0407

A Member of Western & Southern Financial Group(R)

--------------------------------------------------------------------------------
[LOGO] TOUCHSTONE INVESTMENTS

303 Broadway, Suite 1100
Cincinnati, OH  45202-4203

ITEM 2. CODE OF ETHICS.

At the end of the period covered by this report, the registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee. Mr. Robert Stautberg is the registrant's audit committee financial expert and is an independent trustee within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act").

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees. Audit fees totaled approximately $ 64,700 for the September 30, 2006 fiscal year and approximately $61,500 for the September 30, 2005 fiscal year, including fees associated with the annual audit and filings of the registrant's Form N-1A and Form N-SAR.

(b) Audit-Related Fees. Audit-related fees totaled approximately $109,400 for the September 30, 2006 fiscal year and $113,200 for the September 30, 2005 fiscal year and consisted of SAS 70 internal control reviews of the registrant's fund accountant and transfer agent during both years.

(c) Tax Fees. Tax fees totaled approximately $13,500 for the September 30, 2006 fiscal year and $12,500 for the September 30, 2005 fiscal year and consisted of fees for tax compliance and tax consultation services during both years.

(d) All Other Fees. There were no fees for all other services to the registrant during the September 30, 2006 or September 30, 2005 fiscal years.

(e) (1) Audit Committee Pre-Approval Policies. The Audit Committee's pre-approval policies describe the types of audit, audit-related, tax and other services that have the general pre-approval of the Audit Committee. The pre-approval policies provide that annual audit service fees, tax services not specifically granted pre-approval, services exceeding pre-approved cost levels and other services that have not received general pre-approval will be subject to specific pre-approval by the Audit Committee. The pre-approval policies further provide that the Committee may grant general pre-approval to other audit services (statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings), audit-related services (accounting consultations related to accounting, financial reporting or disclosure matters not classified as "audit services," assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities, agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters and assistance with internal control reporting requirements under Form N-SAR and Form N-CSR), tax services that have historically been provided by the auditor that the Committee believes would not impair the independence of the auditor and are consistent with the SEC's rules on auditor independence and permissible non-audit services classified as "all other services" that are routine and recurring services.

(e)(2) All services described in paragraphs (b) through (d) of Item 4 were approved by the Audit Committee.

(f) Not applicable

(g) The aggregate non-audit fees for services to the registrant, its investment adviser (excluding its sub-advisor) and any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant were approximately $222,800 for the fiscal year ended September 30, 2006 and $208,350 for the fiscal year ended September 30, 2005.

(h) Not applicable

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6. SCHEDULE OF INVESTMENTS.

The Schedule of Investments in securities of unaffiliated issuers is included in the Annual Report.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant does not have procedures by which shareholders may recommend nominees to its Board of Trustees.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based on an evaluation of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) the registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.

(a)(1) The Code of Ethics for Senior Financial Officers was filed on December 6, 2004 with registrant's N-CSR for the September 30, 2004 fiscal year and is hereby incorporated by reference.
(a)(2) Certifications required by Item 12(a)(2) of Form N-CSR are filed herewith.
(b)       Certification required by Item 11(b) of Form N-CSR is filed herewith.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Touchstone Investment Trust
             -------------------------------------------------------------------

By (Signature and Title)

/s/ Jill T. McGruder
--------------------------------------------------------------------------------
Jill T. McGruder
President

Date:  December 6, 2006

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Jill T. McGruder
--------------------------------------------------------------------------------
Jill T. McGruder
President

Date:  December 6, 2006

/s/ Terrie A. Wiedenheft
--------------------------------------------------------------------------------
Terrie A. Wiedenheft
Controller & Treasurer

Date:  December 6, 2006